================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          IMAGE ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

--------------------------------------------------------------------------------
                           IMAGE ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                                9333 Oso Avenue
                         Chatsworth, California 91311

                         NOTICE OF 1998 ANNUAL MEETING
                         TO BE HELD SEPTEMBER 11, 1998

Dear Shareholder:

     The annual meeting of shareholders of Image Entertainment, Inc., a California corporation, will be held at The Chatsworth Hotel, located at 9777 Topanga Canyon Boulevard, Chatsworth, California, on Friday, September 11, 1998, at 10:00 a.m. (local time), for the following purposes:

1.   ELECTION OF DIRECTORS.  To elect 4 directors to hold office until their
     ----------------------
     respective successors are duly elected and qualified - Ira S. Epstein, Martin W. Greenwald, Russell Harris and Stuart Segall have been nominated for election (Proposal 1).

2.   APPROVAL OF THE COMPANY'S 1998 INCENTIVE PLAN.  To approve and adopt the
     ----------------------------------------------
     Company's 1998 Incentive Plan (Proposal 2).

3.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.  To ratify the
     ----------------------------------------------------
     appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending March 31, 1999 (Proposal 3).

4.   OTHER BUSINESS.  To transact such other business as may properly come
     ---------------
     before the meeting and any adjournments thereof.


     Enclosed with this Notice is a Proxy Statement which describes the foregoing items of business and a Proxy.


     The Board of Directors has fixed the close of business on July 13, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.


                                  By Order of the Board of Directors,


                                  /s/ Cheryl Lee


                                  CHERYL LEE
                                  Corporate Secretary


Chatsworth, California
July 29, 1998

--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED.
EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON AT THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                          __________________________

                     FOR ANNUAL MEETING OF SHAREHOLDERS OF

                           IMAGE ENTERTAINMENT, INC.
                          __________________________

                              SEPTEMBER 11, 1998


     Proxy Statements and Proxies are being furnished to the shareholders of Image Entertainment, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by the Company's board of directors (the "Board") for use at the Company's annual meeting of shareholders and any adjournments thereof (the "Annual Meeting"). The Company's principal executive offices are located at 9333 Oso Avenue, Chatsworth, California 91311 and its telephone number is (818) 407-9100. It is anticipated that Proxy Statements and Proxies will first be mailed to shareholders on or about July 29, 1998.

TIME, DATE AND PLACE OF THE ANNUAL MEETING.

     The Annual Meeting will be held at The Chatsworth Hotel, located at 9777 Topanga Canyon Boulevard, Chatsworth, California, on Friday, September 11, 1998, at 10:00 a.m. (local time).

RECORD DATE / SHAREHOLDERS ENTITLED TO VOTE.

     Only shareholders of record at the close of business on July 13, 1998, the record date (the "Record Date") fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 13,533,139 shares of the Company's common stock, no par value (the "Common Stock"), outstanding. No shares of the Company's preferred stock, $1.00 par value, are outstanding.

                            SOLICITATION OF PROXIES

VOTING OF PROXIES.

     A Proxy is enclosed for you to vote on Proposals 1, 2 and 3. If the Proxy is properly executed and returned prior to the Annual Meeting, the shares of Common Stock it represents will be voted as you direct or, if you indicate no direction, FOR the director nominees named in Proposal 1 and FOR Proposals 2 and 3.

     In the event of cumulative voting for directors, the proxyholders appointed by the Proxy (the "Proxyholders") will have discretionary authority to cumulate votes among the director nominees with respect to which the Proxyholders' authority to vote was not withheld. The Proxyholders will have discretionary authority to vote on such business (other than Proposals 1, 2 and 3) as may properly come before the Annual Meeting (the Board does not currently know of any such business).

REVOCABILITY OF PROXIES.

     A shareholder may revoke a proxy at any time before it is voted at the Annual Meeting by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

VOTING IN PERSON BY BENEFICIAL OWNERS.

     If your shares of Common Stock are held of record by a broker, bank or other person, and you wish to attend the Annual Meeting and vote in person, you must obtain from the broker, bank or other holder of record a proxy confirming your beneficial ownership of the shares and bring it to the Annual Meeting.

COSTS OF THE SOLICITATION.

     The Board is making this proxy solicitation, the costs of which (including the reasonable charges and expenses of brokerage firms, banks and others for forwarding proxy materials to beneficial owners of Common Stock) will be borne by the Company. Proxies will be solicited through the mails, and may also be solicited personally or telephonically by the Company's officers, other regular employees and directors (without additional compensation).


                          VOTE REQUIRED FOR APPROVAL

     Except with respect to cumulative voting for directors, each share of Common Stock outstanding as of the Record Date is entitled to one vote on each matter of business that may properly come before the Annual Meeting.

     A majority of the shares of Common Stock outstanding on the Record Date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the four nominees receiving the highest number of votes will be elected as directors (Proposal 1). Votes against a candidate have no legal effect. Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting (the shares affirmatively voted must also constitute at least a majority of the required quorum and of the votes cast) is required to approve the 1998 Incentive Plan (Proposal 2) and to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors (Proposal 3).

     Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote "for" or "against" any matter, and thus will be disregarded in the calculation of a plurality or of shares voting or votes cast on any matter submitted to the shareholders for a vote.

     "Broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) are counted as present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the shares of Common Stock beneficially owned or deemed to be beneficially owned as of July 1, 1998 by (i) each person known to the Company to be the beneficial owner of (or deemed under Rule 13d-3 to be the beneficial owner of) more than 5% of the Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in the Executive Compensation section, and (iv) all directors and executive officers as a group:

                                                                        COMMON STOCK                  PERCENT
NAME                                                            BENEFICIALLY OWNED/(1)//(2)/       OF CLASS/(3)/
----                                                            ----------------------------       -------------

IMAGE INVESTORS CO./ (4)//(5)/..............................              6,181,509                     41.38%
c/o Metromedia Company
One Meadowlands Plaza
East Rutherford, NJ 07073

  JOHN W. KLUGE AND STUART SUBOTNICK/ (4)//(5)/
  c/o Metromedia Company
  One Meadowlands Plaza
  East Rutherford, NJ 07073

MARTIN W. GREENWALD /(6)/...................................              1,061,633                      7.84%

STUART SEGALL /(6)/.........................................                917,960                      6.78%

RUSSELL HARRIS /(5)//(7)/...................................                162,633                      1.20%

IRA S. EPSTEIN /(8)/........................................                 75,981                         *

CHERYL LEE..................................................                157,159                      1.16%

JEFF FRAMER.................................................                103,400                         *

DAVID BORSHELL..............................................                131,398                         *

ALL DIRECTORS & EXECUTIVE OFFICERS AS A GROUP (7 PERSONS)...              2,609,134                     19.28%
--------------------------------------------------------------------------------------------------------------

* Less than 1%.

(1) The number of shares beneficially owned includes shares of Common Stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the Common Stock beneficially owned by such person, subject to applicable community property and similar laws. On July 1, 1998, there were 13,533,139 shares of Common Stock outstanding.

(2) The number of shares listed as beneficially owned by each named person (and the directors and executive officers group) includes shares of Common Stock underlying options, warrants and rights (including conversion rights) exercisable as of or within 60 days after July 1, 1998, as follows:

          Image Investors Co..........................................     1,403,209 /(4)//(5)/
               John W. Kluge and Stuart Subotnick/ (4)//(5)/
          Mr. Greenwald...............................................       285,000
          Mr. Segall..................................................        25,000
          Mr. Harris..................................................        75,320 /(5)/
          Mr. Epstein.................................................        72,981
          Ms. Lee.....................................................       157,159
          Mr. Framer..................................................       103,400
          Mr. Borshell................................................       131,000
          All directors & executive officers as a group (7 persons)...       849,860

(3) Common stock not outstanding but which underlies options, warrants and rights (including conversion rights) exercisable as of or within 60 days after July 1, 1998 is deemed to be outstanding for the purpose of computing the percentage of the Common Stock beneficially owned by each named person (and the directors and executive officers group), but is not deemed to be outstanding for any other person.

(4) All of the shares of Common Stock are held of record by Image Investors Co. ("IIC"). The shares of Common Stock listed in the table as beneficially owned by IIC may also be deemed to be beneficially owned by John W. Kluge and Stuart Subotnick by virtue of their being directors, executive officers and the sole shareholders of IIC. Messrs. Kluge and Subotnick have shared voting and investment powers with respect to such shares. Amendment No. 11 (dated December 30, 1992) to a Schedule 13D, dated July 18, 1988, filed on behalf of IIC, John W. Kluge and Stuart Subotnick, states that IIC, John W. Kluge and Stuart Subotnick each "disclaims membership in a group, although a group might be deemed to exist." There are demand and piggyback registration rights with respect to 4,672,479 shares of Common Stock beneficially owned by IIC (which includes 1,379,310 shares of Common Stock issuable upon conversion of debt under a credit agreement dated as of September 29, 1997 but does not include shares or rights acquired pursuant to the Stock Purchase Agreement referenced in footnote 5 below).

(5) Under a stock purchase agreement, dated as of December 29, 1987, as amended (the "Stock Purchase Agreement"), certain investors (including IIC and Mr. Harris) acquired shares of Common Stock from the Company. The Schedule 13D, dated December 29, 1987, filed in connection with the initial acquisition of shares under the Stock Purchase Agreement states that the investors "disclaim status as a group." The Stock Purchase Agreement provides that antidilution rights be granted in connection with certain issuances of Common Stock. Antidilution rights to 23,899 shares exercisable by IIC and 2,339 shares exercisable by Mr. Harris as of or within 60 days after July 1, 1998 are included in the table. The antidilution rights exercisable by IIC are included in the table as beneficially owned by John
     W. Kluge and Stuart Subotnick by virtue of their being directors, executive officers and sole shareholders of IIC. The Stock Purchase Agreement also provides that investors collectively holding a specified percentage of "Shares" (as defined in the Stock Purchase Agreement) may cause the Company to register the Shares with the Securities and Exchange Commission.

(6) Includes 1,030 shares of Common Stock held of record by Momandad, Inc., a corporation of which Messrs. Greenwald and Segall are the sole shareholders. With respect to such shares, Messrs. Greenwald and Segall share voting and investment powers.

(7) Includes 87,313 shares of Common Stock held by Mr. Harris as trustee for a family trust.

(8)   Includes 2,000 shares of Common Stock held by Mr. Epstein's Keogh plan.


                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES.

     The Bylaws provide for a Board consisting of a minimum of 4 and a maximum of 7 members.

     The name of each nominee for election to the Board, his principal occupation, age, all positions and offices with the Company held by him and the year he first became a director and additional biographical data is set forth below. For information regarding each nominee's security ownership, see "Security Ownership of Certain Beneficial Owners and Management" above.

MARTIN W. GREENWALD.....................................................Age: 56
-------------------

Chairman of the Board, Chief Executive Officer and President since April 1981, and Treasurer since January 1988. Mr. Greenwald is a 1964 graduate of Fairleigh Dickinson University. Since July 1990, Mr. Greenwald has been a board member of the Permanent Charities Committee of the Entertainment Industries, an umbrella organization which coordinates charitable contributions. Mr. Greenwald has been the Chairperson of the Optical Videodisc Association (OVDA) (formerly the Laserdisc Association of America) since 1995.

STUART SEGALL...........................................................Age: 53
-------------

Director and Vice President (not an executive officer) since April 1981. Mr. Segall's principal occupation is that of principal of Stu Segall Productions, a television and motion picture production company with offices in North Hollywood, California and a full-service production facility in San Diego, California. From 1984 to 1989, Mr. Segall was a supervising producer for Steven
J. Cannell Productions, Hollywood, California.

IRA S. EPSTEIN..........................................................Age: 66
--------------

Director since June 1990. Mr. Epstein is of counsel to the Beverly Hills law firm of Weissman, Wolff, Bergman, Coleman & Silverman. Prior to that, Mr. Epstein was the managing partner of Cooper, Epstein & Hurewitz, where he practiced law from 1975 to 1993. Mr. Epstein has held officer and director positions in numerous corporations.

RUSSELL HARRIS..........................................................Age: 54
--------------

Director since January 1991. Mr. Harris is a private investor and telecommunications consultant. Mr. Harris is also a director of one non-public entity. Mr. Harris was President and director of County Voice, a public utility licensed to provide radio paging services in Southern California, from November 1985 to January 1992. From 1983 to 1987, Mr. Harris held various executive positions with Metromedia Telecommunications, Inc.

VOTE REQUIRED.

     Four directors are to be elected at the Annual Meeting to hold office until the Company's next annual meeting of shareholders and until their respective successors have been elected and qualified. Proxies solicited by the Board will be voted, unless authority to vote is withheld, for the nominees named above or, if any of these nominees were unavailable to stand for election (an occurrence not expected by the Board), such substitute nominee(s) as selected by the Board.

     If any shareholder has given notice at the Annual Meeting, before the voting for directors begins, of the shareholder's intention to cumulate votes, then all shareholders may cumulate their votes, but only for nominees whose names have been placed in nomination before the voting. Under cumulative voting, each shareholder is entitled to the number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by the shareholder. The shareholder may cast all those votes for a single nominee or distribute them among as many nominees as the shareholder sees fit. If voting for directors is noncumulative, each share of Common Stock will be entitled to one vote for each of the nominees.

     In the event of cumulative voting for directors, the Proxyholders will have discretionary authority to cumulate votes among the nominees named above (including any substitute nominees) with respect to shares for which the Proxyholders' authority to vote was not withheld, so as to elect a maximum number of such nominees.

     Assuming a quorum is present, the nominees receiving the highest number of votes will be elected as directors (votes against a candidate have no effect). If voting for directors is noncumulative, the holders of a majority of the shares of Common Stock voting could elect all the directors.

BOARD COMMITTEES AND MEETINGS.

     The Board has standing audit and compensation committees, but no nominating committee (the functions of a nominating committee are performed by the entire Board). The audit committee is composed of Messrs. Epstein and Harris. The audit committee's primary functions are to recommend to the Board the firm to be retained by the Company as its independent auditors, to consult with the auditors with regard to the plan of audit, the results of the audit and the audit report, and to confer with the auditors with regard to the adequacy of internal accounting controls. The audit committee met twice during fiscal 1998. The compensation committee is composed of Messrs. Epstein and Harris. The compensation committee's primary functions are to review and approve salaries, bonuses and other compensation payable to the Company's executive officers. The compensation committee met twice during fiscal 1998.

     The Board met five times during fiscal 1998. Each director attended all of the meetings. The Board administers the Company's 1994 Eligible Directors Stock Option Plan, as amended, and the compensation committee administers the Company's 1990 and 1992 Stock Option Plans and other employee benefit plans of the Company.

COMPENSATION OF DIRECTORS.

     Non-employee directors each receive a fee of $400 for each Board meeting attended.

     Since July 12, 1994, the Company has made automatic annual awards to non-employee directors (the "Formula Option Grants") under the Company's 1994 Eligible Directors Stock Option Plan, as amended (the "Directors Plan"). On July 14, 1997 (the first business day following July

12, 1997) and July 13, 1998 (the first business day following July 12, 1998), Messrs. Epstein and Harris were each granted an option to purchase 15,000 shares of Common Stock under the Directors Plan at a per share exercise price of $3.25 and $7.94, respectively. (See Proposal 2 for a description of the formula director awards under the Company's proposed 1998 Incentive Plan that in years after 1998 would replace the Formula Option Grants if the 1998 Incentive Plan is approved by the shareholders.)

     The Formula Options granted pursuant to the Directors Plan expire 10 years after the date of grant, subject to earlier termination as described below. The Formula Options become exercisable in installments at the rate of 50% of the shares initially subject to the Formula Option on the date six months after the grant date, and another 25% of such initial number of shares on the date 12 months and on the date 18 months after the grant date.

     If a director's services as a member of the Board of Directors terminate by reason of death or disability, his Formula Options become fully exercisable and remain exercisable for one year thereafter or until the expiration of their stated term, whichever occurs first, and then terminate. If the director's services terminate for any other reason, his Formula Options, to the extent they are exercisable on such date, remain exercisable for six months or until the expiration of their stated term, whichever occurs first, and then terminate.
The Formula Options not exercisable at the time of a termination of service will terminate.

     Upon the occurrence of certain events described in the Directors Plan (such as a dissolution, liquidation or certain merger or asset transactions or changes in control of the Company), each Formula Option will become immediately exercisable, provided that no Formula Option will be accelerated to a date which is less then six months after the date of grant of the Formula Option.

     The Company's proposed 1998 Incentive Plan would replace the existing Formula Option Grants feature of the Directors Plan with a similar Formula Director Awards feature and would permit the Board (or a duly authorized committee appointed by the Board, with Board ratification or approval) to grant one or more discretionary awards to all directors who are not executive officers of the Company. In addition, subject to shareholder approval, the 1998 Incentive Plan provides for an option grant substantially similar to the 1998 installment of the Formula Option Grants under the Directors Plan to Stuart Segall, a current nominee for reelection as a director. Mr. Segall has not previously participated in the Formula Option Grants under the Directors Plan because he has been a non-salaried vice-president of the Company. (See Proposal 2.)

                            EXECUTIVE COMPENSATION

     The following table sets forth certain annual and long-term compensation, for each of the last three fiscal years, paid to the Company's Chief Executive Officer and each Executive Officer whose salary and bonus exceeded $100,000 in the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                               Annual Compensation               Compensation
                                        --------------------------------------   -------------
                                                                     Other        Securities          All
                                                                     Annual       Underlying         Other
                               Fiscal     Salary       Bonus      Compensation      Options       Compensation
Name & Principal Position       Year     ($)/(1)/    ($)/(2)/      ($)/(3)/           (#)             ($)
----------------------------   ------   ----------   ----------   ------------   ------------    -------------
Martin W. Greenwald,             1998   $  284,576   $   90,300             __              0    $45,990/(4)/
President & CEO                  1997      263,187          300             __        150,000     29,662/(5)/
                                 1996      258,150      230,639             __              0      4,793/(6)/

Cheryl Lee,                      1998      155,392          300             __              0      2,932/(7)/
Chief Administrative             1997      148,019        5,881             __              0      3,042/(7)/
Officer                          1996      140,969       57,983             __         60,000        769/(7)/

Jeff Framer,                     1998      131,411          300             __              0      2,381/(7)/
Chief Financial                  1997      125,173        5,881             __              0      2,593/(7)/
Officer                          1996      119,202       57,983             __         60,000        650/(7)/

David Borshell,                  1998      125,699          300             __              0      2,176/(7)/
Sr. VP, Sales, Marketing         1997      119,731        5,881             __              0      2,644/(7)/
& Operations                     1996      111,327       57,983             __         75,000        622/(7)/
-------------------------------------------------------------------------------------------------------------

(1) The fiscal 1998, 1997 and 1996 salary figures for Mr. Greenwald include an additional annual salary component characterized as an "unaccountable personal expense allowance" in his employment agreement.
(2) In fiscal 1998, none of the named executive officers earned a bonus under the formula bonus plan set forth in each such officer's employment agreement (the "Formula Bonus Plan"). However, in May 1997, Mr. Greenwald was awarded a $90,000 guaranteed, discretionary bonus for fiscal 1998 which was paid in biweekly installments commencing June 19, 1997 through March 26, 1998. The discretionary bonus was not part of the Formula Bonus Plan. The fiscal 1997 and 1996 bonus figures for all of the named executive officers except Mr. Greenwald represent amounts awarded under the Formula Bonus Plan. (Mr. Greenwald did not earn a bonus in fiscal 1997 under the Formula Bonus Plan.) In fiscal 1998, 1997 and 1996, each of the named executive officers also received a nominal ($300) holiday bonus.
(3) While all the executive officers enjoyed certain perquisites in fiscal 1998, 1997 and 1996, such perquisites did not exceed the lesser of $50,000 or 10% of any executive officer's fiscal year salary and bonus for each such year.
(4) Includes $3,690 of term life insurance premium payments, $38,230 of universal life insurance premium payments and $4,070 of Company contributions to a 401(k) plan.
(5) Includes $3,690 of term life insurance premium payments, $21,805 of universal life insurance premium payments (which commenced in June 1996) and $4,167 of Company contributions to a 401(k) plan.
(6) Includes $3,690 of term life insurance premium payments and $1,103 of Company contributions to a 401(k) plan. Company contributions to the 401(k) plan commenced on January 1, 1996.
(7) Entire amount consists of Company contributions to a 401(k) plan. Company contributions to the 401(k) plan commenced on January 1, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted in fiscal 1998 to any of the executive officers.

     The following table summarizes options exercised in fiscal 1998 by the executive officers named in the Summary Compensation Table and certain other information regarding their outstanding options:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                      Number of Shares Underlying                    Value of Unexercised
                                                              Unexercised                                 In-the-Money
                           Shares       Value            Options at FY-End (#)                         Options at FY-End
                        Acquired on    Realized       --------------------------------        ------------------------------------
Name                    Exercise (#)    ($)/(1)/      Exercisable  Unexercisable/(2)/         Exercisable/(3)/  Unexercisable/(3)/
----                    ------------   ---------      --------------------------------        -------------------------------------



Martin Greenwald             0             $0           345,577           90,000                        $0             $0
Cheryl Lee                   0              0           152,159            5,000                         0              0
Jeff Framer                  0              0            98,400            5,000                         0              0
David Borshell               0              0           129,192            6,250                         0              0
------------------------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price on NASDAQ/NMS of the Common Stock on March 31, 1998 ($3.063).
(2) In the event of a "Change of Control" (as defined in the Company's 1992 Stock Option Plan), the unvested portion of an option shall immediately vest. Additionally, the committee administering the Plan may (subject to Board approval) terminate the Plan and the options. If any termination occurs, the committee shall give each optionee written notice of the intention to terminate the Plan and the options, and shall permit the exercise of the options for at least thirty days immediately preceding the effective date of such termination. In the event an optionee's employment with the Company ceases for any reason other than death or disability, the options will terminate two weeks following the date employment ceases; however, the committee, in its sole discretion, may extend the exercise period from two weeks to three months. In the event of an optionee's death or disability, the options may be exercised for one year thereafter. Subject to the other provisions of the Plan, the committee has discretionary authority to amend or terminate the Plan and to do any other act advisable to administer the Plan.
(3) Market value of underlying securities at exercise or year-end, minus the exercise price.

DESCRIPTION OF EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.

     The Company is currently a party to employment agreements with each of the executive officers named in the Summary Compensation Table. The agreements were originally entered into on July 1, 1994. Except for base salary, bonus compensation and fringe benefits, all of the terms and conditions of the agreements are identical.

     The agreements originally provided for a term of two years. The agreements were amended effective July 1, 1995 to extend the term to June 30, 1998, with an automatic extension to June 30, 1999 unless a written notice of non-renewal was given by June 30, 1997. No notices of non-renewal were given.

     The agreements originally specified base salary amounts (and, for Mr. Greenwald, an additional annual salary component characterized as an "unaccountable personal expense allowance") for the first contract year only. The agreements (as amended) provide that on the anniversary of each contract year on July 1, each executive would receive a 5% increase to his or her then annual base salary (and, for Mr. Greenwald, a 5% increase to his then annual unaccountable personal expense allowance). The base salary amounts paid to the named executive officers pursuant to the employment agreements (which, for Mr. Greenwald, include his annual unaccountable personal expense allowance) through June 30, 1998 are reflected in the Summary Compensation Table, on an annualized fiscal year basis. The base salary amounts increased to $400,000, $190,000, $190,000 and $180,000 for Mr. Greenwald, Ms. Lee, Mr. Framer and Mr. Borshell, respectively, pursuant to amendments to the employment agreements approved by the Compensation Committee and the Board, effective July 1, 1998.

     The agreements provide for the payment of cash bonuses to the executive officers as incentive compensation provided certain performance targets are met. Prior to July 1, 1998, the bonus opportunities represented a percentage of the Company's fiscal pretax profits from 5/8% to (in the case of Mr. Greenwald) 4% based upon certain qualifying conditions, relative to gross margin, inventory levels, return on assets and current ratio. The performance criteria pursuant to which the bonuses were determined were applicable to all of the executive officers and subject to change from time to time at the discretion of the Compensation Committee. Effective July 1, 1998, a new bonus formula will be applied to determine the annual cash bonus each executive officer will receive, as described below under the heading "Executive Officer Cash Bonuses."

     The agreements provide that stock-based grants will be in such form and amounts, and at such time or times, as the Board of Directors (or, if applicable, the committee) determines.

     The agreements provide for severance packages consisting of base salary and insurance continuation for six months, and pro rata bonus compensation for the longer of six months or that part of the fiscal year occurring prior to expiration of the term. The agreements also provide for comparable benefits in the event of an executive's death or permanent disability.

     In the event of a "Change of Control" (as defined in the agreements), all compensation, rights and benefits under the agreements will continue for the longer of one year following the effective date of termination or through the expiration of the remaining term of the agreements.

     In the event of a termination for "Cause" (as defined in the agreements), no severance, fringe benefits, compensation or other such rights, including any pro rata portion of bonus otherwise due, is due or payable.

     The executives are entitled to receive medical, life and disability insurance, vacation and reimbursement for reasonable business expenses. Mr. Greenwald's agreement further provides for the payment of personal life and disability insurance premium payments and reimbursement for medical expenses not covered by medical insurance of up to $30,000 per annum (increased from $17,000 per annum pursuant to an amendment effective July 1, 1996), an additional annual salary component characterized as an "unaccountable personal expense allowance" (as stated above), and use of a company car.

     Outstanding employee stock options granted under the Company's 1992 Stock Option Plan and individual option grants without reference to a plan include provisions for acceleration of exercisability upon a change in control substantially as summarized in footnote 2 to the Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table. Options granted under the Company's 1990 Stock Option Plan include provisions for acceleration of exercisability upon a change in control except in the event the acquiring corporation (or a parent or subsidiary thereof) agrees to (i) assume the Company's obligations under the plan and the options or (ii) replace the options with new options having terms at least as favorable to the optionee. Options granted in May 19, 1994 under individual plans include provisions allowing the Board to terminate the plan and the option term in the event of a change in control, whereupon the optionee may exercise the options for at least sixty days following the effective date of termination.

     EXECUTIVE OFFICER CASH BONUSES. As noted in the "Board Compensation Committee Report on Executive Compensation," effective July 1, 1998 the Compensation Committee and the Board, after reevaluating the Company's existing short-term incentive program, approved amendments to the executive officers' employment agreements which, commencing in and for fiscal year 1999, would replace the existing annual bonus formula. The cash bonus program for fiscal 1999 will be based on a formula relative to earnings before interest, taxes, depreciation and amortization ("EBITDA"). These awards are not made under the 1998 Plan but for fiscal years after 1999 could be so made if the 1998 Plan is approved by shareholders. Section 162(m) requires that (among other things) a performance-based award to the extent it results in aggregate compensation in excess of $1,000,000 in any fiscal year must be granted under a plan approved by shareholders in order to be deductible.

     The specific performance targets for fiscal 1998 will be based on a confidential target EBITDA. The performance award will be determined by multiplying an annual "Performance Factor" (the percentage determined by dividing the Company's actual EBITDA by the target EBITDA) by the applicable officer's "Annual Base Salary Factor" (a percentage of base salary varying by executive over a range of 30% to 75%) by the officer's base salary. In order for a bonus award to be paid under this bonus program, the Performance Factor must reach a minimum of 40%.

     The amount of the bonus is capped by a Performance Factor of 125%. For example, Mr. Greenwald's Annual Base Salary Factor is 75%. If the Company achieves the minimum performance level, Mr. Greenwald would receive a formula cash bonus of $120,000; at target the formula bonus would be $300,000 and above target, a maximum of $375,000. In future years, annual cash bonuses may be based on different criteria or models.

STOCK PRICE PERFORMANCE GRAPH./*/


     The graph below compares the cumulative total return of the Company, the NASDAQ U.S. Market Index and a Company-selected peer group (viz., Handleman Company, J2 Communications, Musicland Stores and Rentrak) for the 5-year period ending March 31, 1998. The graph assumes an initial investment of $100 on April 1, 1993 in the Company, the NASDAQ U.S. Market Index and the Peer Group. The graph also assumes reinvestment of dividends, if any. (LIVE Entertainment, a company previously included in the peer group, ceased trading on the NASDAQ Small Cap Market on July 9, 1997 and has been eliminated from the peer group for all years presented.)

                   FIVE-YEAR CUMULATIVE TOTAL RETURN SUMMARY

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period                IMAGE               IMAGE          NASDAQ    NASDAQ    PEER GROUP     PEER GROUP
(Fiscal Year Covered)        ENTERTAINMENT (%)   ENTERTAINMENT ($)   U.S. (%)  U.S. ($)   ONLY (%)       ONLY ($)
-------------------          ----------------    -----------------   --------  --------  ----------     ----------
Measurement Pt-  1993                            $100.00                       $100.00                  $100.OO
FYE   1994                     25.58             $125.58                7.94   $107.94      0.98        $100.98
FYE   1995                      5.56             $132.56               11.24   $120.07    (30.15)       $ 70.53
FYE   1996                     (5.26)            $125.58               35.78   $163.03    (51.45)       $ 34.24
FYE   1997                    (42.59)            $ 72.09               11.15   $181.21    (11.11)       $ 30.44
FYE   1998                    (20.95)            $ 56.98               51.87   $275.21    136.65        $ 72.04



----------------------
/*/ This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

       BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION./+/

     THE COMMITTEE. The Company's Compensation Committee (for the purposes of this report only, the "Committee") was established in 1992 and is composed entirely of outside directors. The Committee reviews with the full Board all aspects of the compensation packages for each executive officer of the Company. The Committee, and from time to time the full Board, approves such packages and any amendments thereto. The Committee administers the Company's 1990 Stock Option Plan, the Restated 1992 Stock Option Plan and other employee benefit plans of the Company. The following report addresses the Committee's objectives and its actions and decisions with respect to compensation for the 1998 fiscal year. Changes made or anticipated for the 1999 fiscal year are also discussed.

     COMPENSATION OBJECTIVES. The Committee's goal is to maximize shareholder value over the long-term by attracting, retaining and motivating key executives. The executive compensation packages contain three primary components: (i) base salary, (ii) long-term incentive compensation in the form of stock-based awards, historically only options, and (iii) short-term incentive compensation in the form of annual cash bonuses based on the Company's performance. The Company offers a contributory 401(k) plan and provides health, life and disability insurance to all full-time employees. In addition, to the extent reasonably practicable and to the extent it is within the Committee's control, the Committee intends to limit executive compensation in ordinary circumstances to that which is deductible by the Company under Section 162(m) of the Internal Revenue Code.

     In light of the challenges facing the Company with regard to the adverse effect of direct competition from the March 1987 introduction of digital video discs ("DVDs") on laserdisc ("LD") revenues and the demands of the transition from LD distribution (which historically has generated 100% of the Company's revenues) to DVD distribution, the Committee has implemented a new executive compensation structure in an effort to better integrate executive compensation with corporate strategic objectives, maintain a strong link between executive rewards and shareholder interests and encourage long-term retention of executive officers.

          For fiscal 1999, the Committee has reevaluated the Company's performance-based incentives. Based in part on a survey prepared by and recommendations of its outside consultants, the Committee proposed significant changes in the Company's short and long-term incentive plans. Effective July 1, 1998, the Committee and the Board approved amendments to the executive officers' employment agreements which would replace the existing annual formula bonus awards with an alternative prospective annual bonus formula that emphasizes performance related to other business considerations. Bonus opportunities relative to EBITDA targets were approved for fiscal year 1999. For a further description of the new bonus formula, see page 11 of this Proxy Statement. In addition, the Committee authorized the grant to executive officers of restricted stock units on a schedule also related to EBITDA targets, the first of which grants are described in Proposal 2 at page 19 of this Proxy Statement and are subject to shareholder approval of the 1998 Incentive Plan.

----------------------
/+/ The Board Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

     BASE SALARY. Fiscal 1998 base salary was paid in accordance with each executive's employment agreement. Effective July 1, 1998, the Committee authorized increases to these amounts principally to remain competitive and to retain services.

     OPTION GRANTS. The Committee views the option grant portion of the executive compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis. Stock options granted to executives are priced at or above the fair market value of the Common Stock on the date of grant and are intended to give management a stake in the Company's growth while aligning management interests with those of the Company's shareholders. Awards of stock options are determined based on the Committee's subjective determination of the amount of such awards necessary, as a supplement to an executive's base salary and performance-based bonus, to retain and motivate such executive.

     BONUSES. Under their July 1, 1994 employment agreements, as then in effect (the "Employment Agreements"), and pursuant to a formula plan, all of the executive officers were entitled to receive a specified percentage of pretax profits (2% - 4% for Mr. Greenwald provided a minimum pre-tax profit amount was achieved, and 5/8% for each of Ms. Lee, Mr. Framer and Mr. Borshell) conditioned upon the achievement of specific performance criteria (such as maximum total expenses, minimum gross margin, maximum inventory levels, minimum return on assets, minimum return on net revenue and minimum current ratio). For a description of the changes made effective July 1, 1998 for fiscal 1999, see "Description of Employment Contracts - Executive Officer Cash Bonuses" above. The specific performance criteria and targets have been and likely will remain subject to change from time to time at the Committee's discretion to adjust for changes in the Company's business, competitive conditions, changes in its capitalization, performance and needs. The Committee has not disclosed the exact targets specified in the bonus plan components because such information is deemed to be confidential and proprietary, the disclosure of which would be against the best interests of the Company.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. In fiscal 1998, Mr. Greenwald received a 5% increase to his base annual salary and an unaccountable personal expense allowance, in accordance with the terms of his employment agreement. Mr. Greenwald did not earn any bonus in fiscal 1998 under the terms of the Formula Bonus Plan set forth in his employment agreement; however, he did receive a $90,000 guaranteed, discretionary bonus (see below).

                                            COMPENSATION COMMITTEE
                                                    Ira S. Epstein
                                                    Russell Harris

     In May 1997, the Board approved a guaranteed, discretionary bonus for Mr. Greenwald of $90,000 for fiscal 1998, as described above. The Board, recognizing that Mr. Greenwald did not earn any bonus monies in fiscal 1997 under the terms of the Formula Bonus Plan set forth in his employment agreement, deemed it appropriate to grant Mr. Greenwald the discretionary bonus to motivate him during a period where market conditions and other external factors dramatically affected the Company's financial performance in a manner beyond his control and not contemplated when the formula bonus objectives were set, a trend which was then believed likely to continue in the near future.

                                            BOARD OF DIRECTORS
                                       Martin W. Greenwald (abstaining)
                                                           Ira S. Epstein
                                                           Russell Harris
                                                           Stuart Segall

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     Although the Company has a Compensation Committee, the Board rather than the Compensation Committee approved Mr. Greenwald's $90,000 guaranteed, discretionary bonus for fiscal 1998 (with Mr. Greenwald abstaining).


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into a credit agreement with Image Investors Co. ("IIC"), a principal stockholder of the Company owned and controlled by John W. Kluge and Stuart Subotnick, dated as of September 29, 1997 (the "Credit Agreement"), pursuant to which the Company borrowed $5 million from IIC, with interest payable quarterly at 8% per annum, and principal due in five years.
The loan is unsecured and subordinated to the Company's senior lender, Union Bank, and is convertible into the Company's common stock at any time during the term at a conversion price of $3.625 per share (the closing price of the Company's common stock on September 29, 1997). Proceeds from the loan were used to pay down the Company's outstanding balance under its revolving credit facility with Union Bank.

     Kluge and Subotnick, who may be deemed to beneficially own more than 5% of the Company's Common Stock as the sole shareholders of IIC, may be deemed to have indirectly controlled Orion Pictures Corporation ("OPC") prior to OPC's sale to Metro-Goldwyn-Mayer, Inc. OPC's wholly-owned subsidiary Orion Home Video ("Orion") has licensed laserdisc programming to the Company in the ordinary course of the Company's business. The Company believes that the terms of its license agreement with Orion are comparable to the terms of similar agreements between the Company and unaffiliated parties. During the period commencing on April 1, 1997 and ending on July 1, 1998, the Company paid Orion royalties of approximately $93,000. In July 1997, OPC was sold to Metro-Goldwyn-Mayer, Inc.

     On April 15, 1997, the Company and Orion entered into another license agreement pursuant to which the Company was granted exclusive rights to release twelve Orion titles in the DVD format. The Company believes that the terms of the DVD license agreement are comparable to the terms of similar DVD license agreements between the Company and unaffiliated parties. During the period commencing on April 1, 1997 and ending on July 1, 1998, the Company paid Orion advance royalties of approximately $240,000.

     The Company's 1989 Restated Stock Option Plan allows participants to exercise options and surrender pre-owned shares of the Company's common stock in lieu of a cash payment of the exercise price, which surrendered shares are valued at fair market value on the exercise date. On June 22, 1998, Messrs. Greenwald and Segall each exercised 60,577 options granted under the Restated 1992 Stock Option Plan, at an exercise price of $4.16 per share, and each surrendered 48,001 shares of the Company's common stock previously held by them. (The closing price of the Company's common stock on the exercise date was $5.25 per share.)


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") and the NASDAQ/NMS initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon review of the copies of Section 16(a) reports furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal 1997 its executive officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.


                                  PROPOSAL 2
                        APPROVAL OF 1998 INCENTIVE PLAN

     In July 1998, the Board adopted and approved the 1998 Incentive Plan (the "1998 Plan"), the effectiveness of which was conditioned by the Board upon shareholder approval. Capitalized terms used but not defined herein have the meanings assigned to them in the 1998 Plan.

     The 1998 Plan can be reviewed on the SEC's Web site at http://www.sec.gov and may be obtained from the Company without charge. Requests for copies of the 1998 Plan should be directed to:

                             Cheryl Lee, Esq.
                             Corporate Secretary
                             Image Entertainment, Inc.
                             9333 Oso Avenue
                             Chatsworth, California 91311
                             Telephone: (818) 407-9100

PRINCIPAL CHANGES TO STOCK-BASED COMPENSATION.

     Shareholders are being asked to approve the 1998 Plan. The following principal features differ significantly from those of the Company's Directors Plan, the Company's Restated 1989 Incentive Stock Option Plan (the "1989 Plan"), which has expired, the 1990 Stock Option Plan (the "1990 Plan") and the Restated 1992 Stock Option Plan, which will expire December 31, 1998 (the "1992 Plan" and together with the other plans, the "Existing Plans"), under which options to purchase an aggregate 1,089,567 shares remain outstanding.

     The 1998 Plan will be administered by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"), currently the Compensation Committee, and all awards to eligible persons will be authorized by the Board or the Committee. See "Board

Committees and Meetings" at page 6 of this Proxy Statement. For a description of the Committee's authority under the 1998 Plan, see "Administration" below.

     DIRECTORS AS ELIGIBLE PERSONS. Under the 1998 Plan, commencing in 1999 Mr. Segall, a nominee for re-election as a director and a vice president (but not an executive officer) of the Company, would be eligible, along with the non-employee directors, to participate in new formula restricted stock unit awards and discretionary awards under the 1998 Plan described below, as members of the Board who are not executive officers of the Company ("Non-Executive Directors").

     DIRECTOR AWARDS.

          FORMULA DIRECTOR AWARDS. The 1998 Plan contemplates, commencing in 1999, annual automatic grants of restricted stock units payable in shares of Company Common Stock (the "Formula Director Awards") to Non-Executive Directors, in lieu of the Formula Option Grants under the Directors Plan.

     Commencing in 1999 and ending in 2001, on each October 1 (or the first business day thereafter), each Non-Executive Director then in office would be granted automatically (without any action by the Committee or the Board) 2,240 restricted stock units or restricted shares of Common Stock (the "Restricted Stock Award"). The Restricted Stock Award would vest on a pro rata basis for each successive day of service during the next 12-month period, commencing on the grant date. After 2001, the 1998 Plan contemplates that the Board would periodically revisit, for three year cycles, the size of Restricted Stock Awards (not to exceed 5,000 shares per director per year) and evaluate them in light of changed circumstances, the market price of the Company's Common Stock, and other factors the Board finds relevant to an appropriate level of annual compensation for eligible directors. The Board would determine the specific size of the annual grants. A Non-Executive Director would be eligible to receive no more than one Formula Director Award in one year. The 1998 Plan Formula Director Awards would supplant and effectively terminate after 1998 future Formula Option Grants under the Directors Plan.

          DISCRETIONARY AWARDS. The 1998 Plan also permits the Board (or a duly authorized committee appointed by the Board, with Board ratification of the committee's decision) to grant one or more discretionary awards under the 1998 Plan to Non-Executive Directors, in addition to the Formula Director Awards described above. Under the 1998 Plan, the Board would grant, or ratify the decision of the committee to grant, discretionary awards to any Non-Executive Director in connection with becoming a member of the Board, to reward exceptional or extraordinary services rendered as a Board member, or in consideration for services to the Company outside the scope of normal duties in the ordinary course as a Board member.

          SPECIAL OPTION GRANT. Subject to shareholder approval of the 1998 Plan, Mr. Segall received as of July 22, 1998 a one-time option grant on substantially the same terms as the 1998 installment of the Formula Option Grants made on July 13, 1998 to non-employee directors under the Directors Plan as described under the heading "Compensation of Directors" and note 4 to the "Conditional Awards Granted (as of July 22, 1998)" table below.

     INCREASED SHARE AUTHORITY. The 1998 Plan increases by 678,433 shares (through the imposition of a 2,250,000 share limit on the aggregate number of shares of Common Stock issued or reissued pursuant to awards under the 1998 Plan and (after June 30, 1998) under Existing Plans) the number of shares issuable under employee and director stock plans. The Existing Plans currently authorize an aggregate 1,571,567 shares that may be issued pursuant to awards (of which, as of June 30, 1998, approximately 482,000 shares remained available for awards under the Existing Plans and approximately 1,089,567 shares were subject to outstanding Options). The Compensation Committee retains administrative authority under the Existing Plans to administer and take any other permitted actions under the Existing Plans in respect of the outstanding options.

The aggregate 2,250,000 share limit under the 1998 Plan will be decreased by the number of shares issued after June 30, 1998 on exercise of options granted under the Existing Plans.

     If the 1998 Plan is approved by shareholders, no new options will be granted under the Existing Plans. For purposes of determining the number of shares to be charged against the share limits under the 1998 Plan, shares relating to any award (or part of an award) that fails to vest, expires, is not exercised or is cancelled or reacquired will again become available for award purposes under the 1998 Plan, subject to certain limits (if applicable) in respect of performance-based awards for purposes of Section 162(m) of the Internal Revenue Code (the "Code"). Any subsequent use of those shares is subject to the individual grant limits during the applicable period and to aggregate plan limits on shares issued. Awards settled in cash are not charged against the share limits of the 1998 Plan. Upon a stock-for-stock exercise, share offset or stock settlement of an Option, Stock Unit, Stock Appreciation Right ("SAR") or other Award, only the net number of new shares issued will be charged against the share limits. A maximum of 1,125,000 of the shares may be subject to Incentive Stock Options granted under the 1998 Plan.

     ADDITIONAL AWARD TYPES AVAILABLE. In addition to Nonqualified Stock Options ("NQSOs"), which are available under the Existing Plans, the 1998 Plan also authorizes the grant of Incentive Stock Options ("ISOs"), SARs, Stock Bonuses, Stock Units, Performance Awards, Restricted Stock and Restricted Stock Units, on a current or deferred basis (see "Types of Awards" below), as well as cash-only incentive awards. Other awards available under the 1998 Plan include performance stock, phantom stock, dividend equivalent, deferred payment right, or other type of "derivative security" under Rule 16a-1(c) of the Securities Exchange Act, or any combination thereof, whether alternative or cumulative (collectively and together with those awards mentioned in the preceding sentence, "Awards").

     PERFORMANCE AWARDS. The Committee may also may grant Performance Awards to Eligible Persons. The vesting and/or payment of Performance Awards may be based on the attainment of one or more performance measures established by the Committee with respect to the award at the time of grant. The amount of cash or shares or other property deliverable pursuant to such an award may be based (in whole or in part) upon the degree of attainment of the performance of the Company as may be established by the Committee for a specified period of not more than 10 years (a "performance cycle") to be established by the Committee as to each Performance Award.

          SECTION 162(m) AWARDS: BUSINESS CRITERIA AND CONDITIONS. In addition to Options and SARs granted "at market", other Performance Awards may be designed to satisfy the requirements for "performance-based" compensation under
Section 162(m). These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units. The applicable period(s) over which performance is measured will be not less than one nor more than 10 years.

     The business criteria, other than stock price appreciation, upon which performance goals with respect to these awards will be established are:

     . earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization or before or after extraordinary items, or any combination thereof);

     .    cash flow;

     .    revenue growth;

     .    profit margins;

     .    return on equity, on assets, on net investment, or on net revenues;

     .    inventory ratios;

     .    specified expense ratios, cost containment or reduction; or

     .    any combination of the foregoing criteria.

     These awards will be earned and payable only if performance reaches specific, preestablished performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The Committee believes that the specific performance targets with respect to each business criterion will constitute confidential business information, the disclosure of which could adversely affect the Company. Before any of these awards are paid, the Committee must certify that the applicable performance goals have been satisfied. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) and subject to the 1998 Plan. In the event of death, disability, a change in control event, or in such other circumstances as the Committee may determine, the Committee may provide for full or partial credit prior to completion of the performance cycle or the attainment of the performance achievement specified in the Performance Award.

     Performance Awards may be stock-based (payable in stock only or cash or stock) or may be cash-only awards (in either case, subject to the limits described below under the heading "Increased Individual Award Limits"). No more than one performance cycle for awards payable only in cash and not related to shares shall begin in any year. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Performance Awards and may reserve "negative" discretion to reduce payments below maximum Award limits or to determine whether payment or vesting of any bonus will be deferred or accelerated, subject to the terms of the 1998 Plan and any other written agreement authorized thereunder by the Compensation Committee. The Committee will have no discretion to increase the amount of cash or number of shares to be delivered upon attainment of the performance goals set forth in the individual performance award agreement in the case of Section 162(m) qualified awards.

          LONG-TERM INCENTIVE OPPORTUNITIES. The 1998 Plan contemplates the grant of Restricted Stock or Restricted Stock Units to eligible persons (as described below under "Eligible Persons.") The Committee on July 6, 1998 authorized the grant of Restricted Stock Units to the officers, subject to Board and shareholder approval of the 1998 Plan. These grants will vest in annual 20% installments over a 5-year period, commencing June 30, 1999. The "Conditional Awards Granted (as of July 22, 1998)" table on page 25 of this Proxy Statement describes the Restricted Stock Units granted, which provide for accelerated vesting based also (at least for the current year) on a formula related to the target EBITDA. The number of Restricted Stock Units awarded to officers was determined by multiplying a specified percentage of base salary (20%, 45% or 70%) by the officer's base salary as of the beginning of the period (which also varies individually and by position) and dividing the results by an average trading price of the stock to determine the number of Restricted Stock Units. The Restricted Stock Units are payable solely in shares.

     If the actual EBITDA is below a specified percentage of the target performance level, only a 20% installment per year will vest. However, if the Company achieves a minimum of 80% of the target performance level, the vesting will be accelerated to 33 1/3% for that year. The specified minimum percentages and applicable business criterion and targets may change from year to year. Because of the time-based vesting feature, these awards are not qualified performance-based awards under Section 162(m).

     Other types of long-term incentives are permitted by the 1998 Plan in lieu of or in addition to these initial awards.

     INCREASED INDIVIDUAL AWARD LIMITS. The 1998 Plan provides that, during any calendar year, a maximum of 300,000 shares (under the 1992 Plan, 180,000 shares) of Common Stock may be subject to 1998 Plan Options and SARs granted to any individual and a maximum of 400,000 shares of Common Stock may be subject to all 1998 Plan share-based Awards (including Options and SARs) granted to any individual, subject to certain adjustments. A maximum of 500,000 shares of Common Stock may be granted under the 1998 Plan as Restricted Stock Awards (including Formula Director Awards) or Restricted Stock Unit equivalents, the vesting of which is based on the passage of time and continued service; however, this limit shall not apply to Restricted Stock or Stock Units issued principally for past services, in respect of compensation deemed to be otherwise earned but deferred (including deferrals in the form of Stock Units), or in respect of Options, SARs or other performance-based awards.

     If payable solely in cash, Performance Awards payable to any individual cannot exceed $1,000,000, times the number of years (not more than five) in the applicable performance period.

     AWARDS GRANTED UNDER THE 1998 PLAN PRIOR TO THE ANNUAL MEETING ARE SUBJECT TO SHAREHOLDER APPROVAL OF THE 1998 PLAN. (SEE "CONDITIONAL AWARDS GRANTED SUBJECT TO SHAREHOLDER APPROVAL OF THE 1998 PLAN" BELOW.)

SUMMARY DESCRIPTION OF THE PLAN.

     The principal terms of the 1998 Plan, to the extent not addressed above in the discussion of the Principal Changes to Stock-Based Compensation, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1998 Plan.

     PURPOSE. The purpose of the 1998 Plan is to promote the success of the Company and the interests of its shareholders by attracting, motivating, retaining and rewarding officers, employees and outside directors with awards and incentives for high levels of individual performance and improved financial performance of the Company, and to further align their respective interests with those of shareholders generally through awards of stock-based incentives. Cash-only awards are authorized under the 1998 Plan solely to satisfy applicable requirements for shareholder approval under Section 162(m).

     ELIGIBLE PERSONS. Eligible Persons under the 1998 Plan generally include persons who are directors, officers or employees of the Company. Members of the Board who are not executive officers of the Company ("Non-Executive Directors") also receive Formula Director Awards under the 1998 Plan (as described in more detail at pages 6-7 of this Proxy Statement). (They were not eligible for discretionary awards under the Company's Existing Plans.)

     As of June 1, 1998, there were approximately 6 officers and 103 employees of the Company and its Subsidiaries and three Non-Executive Directors, all of whom are Eligible Persons under the 1998 Plan. The Board retains the power to determine the particular Eligible Persons to whom discretionary awards will be granted.

     ADMINISTRATION. The 1998 Plan will be administered by the Committee (as defined at page 16 of this Proxy Statement) and all Awards to Eligible People will be authorized by the Board or the Committee. The Committee will have broad authority under the 1998 Plan:

     . to select the Participants, although grants of discretionary Awards to Non-Executive Directors would require Board approval or ratification;

     . to determine the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award;

     . to permit the recipient of any Award to pay the exercise or purchase price of the Common Stock or Award in cash, by the delivery of previously owned shares of Common Stock or by offset (withholding shares otherwise to be delivered on exercise, valued at their fair market value as of the date of exercise in respect of withholding taxes and/or the exercise price), by notice and third party payment, or by a promissory note meeting the requirements contained in the 1998 Plan;

     . to amend option terms (other than to reprice them), to accelerate the receipt or vesting of benefits and to extend benefits under an Award; and

     . to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

     Notwithstanding the foregoing, to the extent required, the Board shall interpret or administer the Formula Director Awards program under the 1998 Plan.

     The 1998 Plan will not limit the authority of the Board or other Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any authority, although (if approved by shareholders) it will displace the Existing Plans in respect of future grants.

     TYPES OF AWARDS. The 1998 Plan authorizes the grant of Options, SARs, Stock Bonuses, Restricted Stock, Restricted Stock Units, Performance Awards and other Stock Units, on a current or deferred basis, and cash-based incentive awards. Other awards authorized under the 1998 Plan are listed under "Additional Award Types Available" at page 18. Generally speaking, an Option or SAR will expire, and any other Award will vest or be forfeited, not more than 10 years after the date of grant, subject to certain deferral opportunities that may be accorded to participants. The Committee determines the applicable vesting schedule for each Award. The Company may authorize settlement of Awards in cash or shares of the Company's Common Stock, subject to preexisting rights of participants or commitments evidenced by an award agreement.

     TRANSFER RESTRICTIONS. Subject to customary exceptions, Awards under the 1998 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee, however, may permit the transfer of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration).

     ADJUSTMENTS. As is customary in incentive plans of this nature, the number and kind of shares available under the 1998 Plan and the outstanding Awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's shareholders.

     STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a fixed or variable exercise price (the "Option Price") during a specified term not to exceed 10 years. The Committee must designate each Option granted as either an ISO or a NQSO. The Option Price per share will be determined by the Committee at the time of grant, but in the case of ISOs will not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company).
ISOs are taxed differently and are subject to more restrictive terms and amounts under the Code and the 1998 Plan. The 1998 Plan includes a minimum option price of 85% of fair market value of a share of Common Stock relative to grant date on any NQSO. Full payment for shares purchased on the exercise of any Option and any related taxes must be made at the time of such exercise, in cash, shares already owned or by offset of shares otherwise issuable, or other lawful consideration, including payment through authorized third party payment procedures.

     STOCK APPRECIATION RIGHTS. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price of each SAR will be established by the Committee at the time of grant of the SAR and generally will be subject to the same pricing limits as Options. SARs may be granted in connection with other Awards (typically, Options), in which case the base price (if below market) may not be lower than the option exercise price, or independently.

     STOCK UNITS AND STOCK BONUSES. A Stock Unit is a bookkeeping entry representing a fictional share of the Company's Common Stock used for measuring benefits payable under an Award. It may be subject to vesting or payment conditions, and may be paid in cash or shares, in addition to or in lieu of compensation. A Stock Unit carries no voting or other rights of a shareholder, but may carry dividend equivalent rights. A Stock Bonus represents a bonus in Shares for services rendered. The Committee may grant Stock Units or Stock Bonuses to any or all Eligible Persons to reward prior exceptional or special services, contributions or achievements, or to further share ownership objectives, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently of or in lieu of cash bonuses or other awards.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock which are subject to restrictions ("Restricted Stock"). The Committee specifies the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. A Restricted Stock Award confers voting but not necessarily any dividend rights prior to vesting.

     RESTRICTED STOCK AND UNRESTRICTED STOCK UNITS. A Stock Unit represents a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a stock-related deferred benefit or right under the 1998 Plan. A restricted or other Stock Unit typically will be payable only in the equivalent number of shares of Common Stock and can accrue dividend equivalent rights in cash or additional shares under the 1998 Plan. Stock Unit awards may be either restricted as to vesting or fully vested at the time of grant (such as when granted in lieu of cash compensation or option gains deferred). The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or payable under the 1998 Plan, by and through

Stock Units and dividend or other accretions thereon, or otherwise, under and in accordance with the specific terms of a non-qualified deferred compensation plan sponsored by the Company. The Committee may impose additional conditions, restrictions, or requirements on such deferrals.

     PROMISSORY NOTES TO PURCHASE SHARES. The 1998 Plan allows the Committee to authorize acceptance of one or more promissory notes from any Eligible Person (including an officer or director) to finance or facilitate the exercise or receipt of awards and the purchase of shares. The principal of the note must not exceed the exercise or purchase price and applicable withholding taxes. The note must be full recourse and secured by the stock purchased, to the extent required by the Committee or by applicable law, but may include favorable (below market) terms as to interest rates or other provisions; however, the interest rate cannot be less than the interest rate necessary to avoid the imputation of interest under the Code. The term of any note under the 1998 Plan may not exceed 5 years. The unpaid principal balance of the note will become due and payable no later than the 10th business day after termination of employment or service, unless the Committee otherwise provides. This feature of the 1998 Plan will not be available to any officer or director unless the 1998 Plan is approved without counting the shares owned by officers or directors as present or voting on Proposal 2.

     CHANGE IN CONTROL; ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. Unless the applicable award agreement otherwise provides, upon the occurrence of a Change in Control Event, each Option and SAR will become immediately exercisable, Restricted Stock may immediately vest free of restrictions, and Performance Awards and Stock Units may become payable (at target performance levels, if applicable). A Change in Control Event under the 1998 Plan generally includes (subject to certain exceptions):

     . an acquisition by any Person of beneficial ownership or a pecuniary interest in more than 45% of the Common Stock or voting securities then entitled to vote generally in the election of directors of the Company ("Voting Stock"), other than an acquisition by one or more Excluded Persons (the Company, IIC, or Messrs. John Kluge, Stuart Subotnick or Martin Greenwald,) in connection with a new issuance of Voting Stock (or rights to acquire Voting Stock) after the effective date of the 1998 Plan by the Company to the Excluded Person in a transaction that the Committee determines (in advance) does not constitute a Change in Control Event;

     .    certain changes in a majority of the Board over a two-year period;

     . certain mergers, consolidations or reorganizations or sales of all or substantially all of the Company's assets involving a more than 50% change in ownership, upon approval by the Company's shareholders (collectively, a "Business Combination"), other than a Business
          Combination: (1)(a) in which substantially all of the holders of the Company's Voting Stock hold or receive directly or indirectly 50% or more of the voting stock of the resulting entity or a parent company thereof, and (b) after which no Person (other than one or more of the Excluded Persons) owns more than 50% of the voting stock of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately prior to the Business Combination; or (2) in which the holders of the Company's capital stock immediately before such Business Combination will, immediately following the Business Combination, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors the surviving corporation (or a parent company); or

     . approval by the Board and (if required by law) by shareholders of the Company of a plan to consummate the dissolution or complete liquidation of the Company.

     In certain circumstances, Awards which are fully accelerated and which are not exercised or settled at or prior to a Change in Control Event generally may be terminated, and Awards held by participants terminated in anticipation of or after a Change in Control may be accelerated. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

     TERMINATION OF OR CHANGES TO THE 1998 PLAN AND AWARDS. The Board may amend or terminate the 1998 Plan at any time and in any manner, including a manner that increases, within 1998 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, shareholder approval of amendments will not be required. No new Awards may be granted under the 1998 Plan after June 30, 2008, although as is the case under the Existing Plans, the applicable plan provisions and authority of the Committee will continue as to any then outstanding Awards. (This authority includes authority to amend outstanding Options or other Awards.)

     Outstanding Options and other Awards generally speaking may be amended (except as to repricing), but the consent of the holder is required if the amendment materially and adversely affects the holder.

     SECURITIES UNDERLYING AWARDS. The closing price of the Company's Common Stock on July 17, 1998 was $10.00 per share. The Company plans to register under the Securities Act of 1933, as amended, the Common Stock available under the 1998 Plan, prior to the time that any shares are issued thereunder.

AWARDS GRANTED SUBJECT TO SHAREHOLDER APPROVAL OF THE 1998 PLAN.

     As of July 22, 1998, the Compensation Committee and Board had granted Formula Director Awards and other Stock Unit Awards in the form of Restricted Stock Units, as summarized in the following table (together, the "Conditional Awards"):

     THE CONDITIONAL AWARDS ARE SUBJECT TO SHAREHOLDER APPROVAL OF THE 1998 PLAN. IF THE 1998 PLAN IS NOT APPROVED BY SHAREHOLDERS, THE CONDITIONAL AWARDS WILL NOT BE EFFECTIVE.

                       CONDITIONAL AWARDS GRANTED (AS OF JULY 22, 1998)

                                          Annual Formula Director
                                                Awards/(1)/                  Long-Term Awards/(2)/
                                       ---------------------------       -----------------------------
                                                 Shares of                       Restricted
Name of Grantee                        Restricted Stock/Options (#)      Stock Units ("RSUs") (#)/(6)/
----------------                       ----------------------------      -----------------------------
Martin W. Greenwald                                                                   41,791
Cheryl Lee                                                                            12,761
Jeff Framer                                                                           12,761
David Borshell                                                                        12,090
Executive Group/(3)/                                                                  79,403
Non-Executive Director                            6,720/
  Group/(4)/                                     15,000
Non-Executive Officer                                                                  8,955
  Employee Group/(5)/
-------------------------------------------------------------------------------------------------------

(1) Figure represents the October 1999 initial grant of the Formula Director Awards for Non-Executive Directors (to Messrs. Epstein, Harris and Segall) under the 1998 Plan. Additional like awards will be granted in 2000 and 2001. See page 17 of this Proxy Statement for a further description of the Formula Director Awards.
     Upon termination of services as a member of the Board due to death or Total Disability, a Formula Director Award held by a director shall become fully vested. Upon termination of services for any reason other than death or Total Disability, all Restricted Stock granted pursuant to a Formula Director Award not yet fully vested shall be automatically forfeited. The Formula Director Awards are subject to the same acceleration and other continuing terms of the other Awards under the 1998 Plan as described above in "Summary Description of the Plan," except that upon a Change in Control Event, those terms govern only to the extent that any changes in the Formula Director Awards and any Board or Committee action in respect thereof (i) are consistent with the effect of the event on Restricted Stock or Restricted Stock Unit Awards held by persons other than executive officers or directors of the Company (if any), and (ii) are consistent in respect of the underlying shares with the effect on shareholders generally. Any restrictions imposed on such shares or units continue in effect with respect to any consideration or other securities (the "Restricted Property") received in respect of the underlying shares, and the Restricted Property will vest at such times and in such proportion as the applicable shares of Restricted Stock or Restricted Stock Units.
(2) Figures represent number of stock units represented by the initial conditional Restricted Stock Unit grants to officers as of July 6, 1998. The Restricted Stock Units are payable solely in shares and vest commencing June 30, 1999 and each of the next four anniversaries thereof in equal installments at a minimum rate of 20% per year. If in any year the Company achieves a minimum specified percentage of the applicable performance target, the grant will vest instead at a rate of 33 1/3% for that year.
     The performance factor will be set each year, no later than the end of the 1st quarter of the applicable fiscal year. For fiscal year 1999, the minimum performance to trigger acceleration of vesting is 80% of target EBITDA. Performance vesting will not occur until the Committee or its delegate confirm based on audited results that the results satisfy the applicable minimum performance level. Upon a termination of employment by the Company without cause or due to retirement, the holder would receive a pro rata portion of the next installment based on the number of quarters or partial quarters served during the year. Upon termination of employment due to death or Total Disability, the officer would receive the next installment, and upon termination of employment "for cause", the holder would not be entitled to any unvested portion of the award. The 1998 Plan grants the Committee discretion to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment (other than "for cause") or a Change in Control Event.
(3)  Consisting of all current Executive Officers as a group (4 persons).
(4) Represents Formula Director Awards for Non-Executive Directors and, for Mr. Segall, subject to shareholder approval of the 1998 Plan, an option grant substantially the same as the options granted on July 13, 1998 to the non-employee directors under the Directors Plan, at a per share exercise price of $7.94. (See "Director's Awards - Special Option Grant" above and pages 6-7 of this Proxy Statement for a description of the Formula Option Grants.) The option will vest in unequal installments over an 18-month period according to the following schedule: 50% (Month 6), 25% (Month 12), 25% (Month 18). This option is subject to the same acceleration, early termination and other continuing terms as for options granted under the Directors Plan, as described at page 7 of this Proxy Statement.
(5) Consisting of all current Non-Executive Officer Employees as a group (2 persons).

(6) Represents the result of a designated dollar amount of the Restricted Stock Unit award as a percentage of base salary (ranging from 20% to 70%), divided by $6.70 per share, an average trading price determined as of the date of Committee action on the grant.


OTHER SPECIFIC BENEFITS.

     The grant of other Awards under the 1998 Plan in the future and the nature of any such Awards are subject to the Committee's discretion. Except as reported above, and except for the annual Formula Director Awards under the 1998 Plan through 2001, the number, amount and type of Awards to be received by or allocated to Eligible Persons under the 1998 Plan in the future cannot be determined.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE PLAN.

     The federal income tax consequences of the 1998 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the 1998 Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of an NQSO. With respect to ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income, either at the time of grant or exercise or (provided the participant holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the participant receives capital gains treatment on the difference between his basis and ultimate sales price.

     The current federal income tax consequences of other Awards authorized under the 1998 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Options; restricted stock is taxed at time of vesting (unless effectively deferred through units) (although employees may elect earlier taxation and convert future gains to capital gains); bonuses and stock units are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an Award is accelerated under the 1998 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code, and certain related excise taxes may be triggered. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation that is not performance-based, to the extent it exceeds $1,000,000 in any tax year. The Conditional Awards described above are not considered performance-based under Section 162(m).

VOTE REQUIRED.

     The Board has approved the 1998 Plan and believes it to be in the best interest of the Company and its shareholders. Approval of the 1998 Plan requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THE 1998 PLAN. All members of the Board are eligible to receive Awards under the 1998 Plan and have been or will be granted Awards contingent upon shareholder approval of the 1998 Plan, as previously described. They thus have a personal interest in the approval of the 1998 Plan.

                                  PROPOSAL 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has unanimously appointed, and recommends that the shareholders ratify the appointment of KPMG Peat Marwick LLP, independent certified public accounts and the Company's auditors since fiscal 1990, as auditors for fiscal 1999. Though shareholder ratification is not required by law or otherwise, the Board is seeking ratification as a matter of good corporate practice. If the appointment is not ratified, the Board will reconsider the appointment. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

VOTE REQUIRED.

     Assuming a quorum is present, the affirmative vote of the holders of a majority of the Common Stock represented (in person or by proxy) and voting at the Annual Meeting (the shares affirmatively voting must also constitute at least a majority of a quorum) is required to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.


                             SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy solicitation materials for the 1999 Annual Shareholders' Meeting, a shareholder proposal under SEC Rule 14a-8 must be received by the Company's Secretary at the principal executive offices of the Company no later than March 31, 1999.

     The date after which notice of a shareholder proposal (other than in respect of a nominee for election to the Board of Directors) submitted outside the processes of Rule 14a-8 (i.e., a proposal to be presented at the 1999 Annual Shareholders' Meeting but not submitted for inclusion in the Company's proxy statement) will be considered untimely under the SEC's proxy rules is June 15, 1999.

     In addition, Article III, Section 4, of the Company's Bylaws provide as follows:

     Section 4.  Nomination for Director.  Nominations for election of members
     ---------   -----------------------
     of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Company no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 4 of Article II of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Company not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each nominee.

                    ANNUAL REPORT TO SHAREHOLDERS FORM 10-K

     The Company's Annual Report to Shareholders (i.e., the Company's Form 10-K for the fiscal year ended March 31, 1998) accompanies this Proxy Statement but does not constitute proxy soliciting material. Exhibits to the Annual Report/Form 10-K are available upon payment of a reasonable fee. Please direct requests, in writing, to Cheryl Lee, Esq., Corporate Secretary, Image Entertainment, Inc., 9333 Oso Avenue, Chatsworth, California 91311.

                                OTHER BUSINESS

     The Proxyholders will have discretionary authority to vote on such business (other than Proposals 1, 2 and 3) as may properly come before the Annual Meeting (the Board does not know of any such business as of this date) and all matters incident to the conduct of the Meeting.

                                  By Order of the Board of Directors,
                                  IMAGE ENTERTAINMENT, INC.

                                  CHERYL LEE
                                  Corporate Secretary
Chatsworth, California
July 29, 1998


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. THANK YOU.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------



                           IMAGE ENTERTAINMENT, INC.

                              1998 INCENTIVE PLAN

                                 TABLE OF CONTENTS

                                                                         Page
                                                                         ----

1.   THE PLAN............................................................   1
     1.1   PURPOSE.......................................................   1
           -------
     1.2   ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.........   1
           -----------------------------------------------------
     1.3   PARTICIPATION; LIMITS ON DISCRETIONARY AWARDS TO NON-
           -----------------------------------------------------
           EXECUTIVE DIRECTORS...........................................   2
           -------------------
     1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.....................   3
           -----------------------------------------
     1.5   GRANT OF AWARDS...............................................   4
           ---------------
     1.6   AWARD PERIOD..................................................   4
           ------------
     1.7   LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.................   4
           ---------------------------------------------
     1.8   ACCEPTANCE OF PROMISSORY NOTES TO FINANCE EXERCISE............   5
           --------------------------------------------------
     1.9   TRANSFER RESTRICTIONS AND EXCEPTIONS..........................   5
           ------------------------------------
     1.10  AMENDMENTS/WAIVER OF RESTRICTIONS.............................   6
           ---------------------------------

2.   OPTIONS.............................................................   7
     2.1   GRANTS........................................................   7
           ------
     2.2   OPTION PRICE..................................................   7
           ------------
     2.3   LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.....   8
           ---------------------------------------------------------
     2.4   EFFECTS OF TERMINATION OF EMPLOYMENT/SERVICE; TERMINATION OF
           ------------------------------------------------------------
           SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS...................   9
           -------------------------------------------

3.   RESTRICTED STOCK AWARDS.............................................  10
     3.1   GRANTS........................................................  10
           ------
     3.2   RESTRICTIONS..................................................  10
           ------------
     3.3   RETURN TO THE COMPANY.........................................  11
           ---------------------
     3.4   STOCK UNIT AWARDS.............................................  11
           -----------------

 4.   STOCK APPRECIATION RIGHTS..........................................  11
     4.1   GRANTS........................................................  11
           ------
     4.2   PRICING LIMITS................................................  11
           --------------
     4.3   EXERCISE OF STOCK APPRECIATION RIGHTS.........................  11
           -------------------------------------
     4.4   PAYMENT.......................................................  12
           -------
     4.5   LIMITED STOCK APPRECIATION RIGHTS.............................  12
           ---------------------------------

5.   OTHER AWARDS........................................................  13
     5.1   GRANTS OF PERFORMANCE SHARE AWARDS............................  13
           ----------------------------------
     5.2   SPECIAL (SECTION 162(M)) PERFORMANCE-BASED AWARDS.............  13
           --------------------------------------------------
     5.3   STOCK BONUSES AND STOCK UNITS.................................  15
           -----------------------------
     5.4   DEFERRED PAYMENTS.............................................  15
           -----------------
     5.5   CASH BONUSES..................................................  15
           ------------
     5.6   ALTERNATIVE PAYMENTS..........................................  15
           --------------------

                                                                         PAGE
                                                                         ----

6.   OTHER PROVISIONS....................................................  16
     6.1   RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES....  16
           ----------------------------------------------------------
     6.2   ADJUSTMENTS; ACCELERATION.....................................  16
           -------------------------
     6.3   EFFECT OF TERMINATION OF SERVICE ON AWARDS....................  18
           ------------------------------------------
     6.4   COMPLIANCE WITH LAWS..........................................  19
           --------------------
     6.5   TAX MATTERS...................................................  19
           -----------
     6.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION....................  20
           ------------------------------------------
     6.7   PRIVILEGES OF STOCK OWNERSHIP.................................  20
           -----------------------------
     6.8   EFFECTIVE DATE OF THIS PLAN...................................  20
           ---------------------------
     6.9   TERM OF THIS PLAN.............................................  20
           -----------------
     6.10   GOVERNING LAW/CONSTRUCTION/SEVERABILITY......................  21
            ---------------------------------------
     6.11   CAPTIONS.....................................................  21
            --------
     6.12   STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR
            -------------------------------------------------------
            AWARDS GRANTED BY OTHER CORPORATIONS.........................  21
            ------------------------------------
     6.13   NON-EXCLUSIVITY OF PLAN......................................  22
            -----------------------

7.   DEFINITIONS.........................................................  22

8.   FORMULA DIRECTOR AWARDS.............................................  28
     8.1   IN GENERAL....................................................  28
           ----------
     8.2   STOCK UNIT GRANTS.............................................  28
           -----------------
     8.3   VESTING.......................................................  29
           -------
     8.4   TERMINATION OF DIRECTORSHIP...................................  29
           ---------------------------
     8.5   DIVIDEND EQUIVALENT RIGHTS....................................  29
           --------------------------
     8.6   NO RIGHTS AS A SHAREHOLDER....................................  29
           --------------------------
     8.7   MANNER AND TIMING OF PAYMENT..................................  30
           ----------------------------
     8.8   ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL EVENT;
           ---------------------------------------------------------
           TERMINATION...................................................  30
           -----------

EXHIBIT A DIRECTOR STOCK UNIT AWARD AGREEMENT

                           IMAGE ENTERTAINMENT, INC.
                              1998 INCENTIVE PLAN


1.   THE PLAN

1.1  PURPOSE.  The purpose of this Plan is to promote the success of the Company
     -------
     and the interests of its shareholders by attracting, motivating, retaining and rewarding directors, officers, and employees with awards and incentives for high levels of individual performance and improved financial performance of the Company; to attract, motivate and retain experienced and knowledgeable non-executive directors; and to further align their respective interests with those of shareholders generally through awards of stock-based incentives. Capitalized terms are defined in Section 7.

1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.
     -----------------------------------------------------

     1.2.1  COMMITTEE.  This Plan will be administered by the Committee and all
            ---------
     Awards to Eligible Persons will be authorized by the Board or the Committee. All discretionary Awards to Non-Executive Directors must be approved or ratified by the Board. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

     1.2.2  PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE.  Subject to the
            ------------------------------------------------
     express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

          (a) determine eligibility and the particular Eligible Persons who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the effective date of grant (which may be a date after but not before the Committee's authorization of the Award), determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards, all consistent with the express limits of this Plan;

          (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Persons under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e) cancel, modify, or waive Image Entertainment's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

          (f) accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Notwithstanding the foregoing, the provisions of Section 8 relating to Formula Director Awards will be automatic and, to the extent provided therein, self-effectuating. To the extent required by law, any interpretation or administration of this Plan in respect of Formula Director Awards and any change or grant beyond the initial period set forth therein shall be the responsibility of the Board.

     1.2.3  BINDING DETERMINATIONS.  Any action taken by, or inaction of, the
            ----------------------
     Company, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or any officer of the Company, will be liable for any action or inaction of the entity or body, of another person or member or officer. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     1.2.4  RELIANCE ON EXPERTS.  In making any determination or in taking or
            -------------------
     not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

     1.2.5  DELEGATION.  The Committee may delegate ministerial, non-
            ----------
     discretionary functions to individuals who are officers or employees of the Company.

1.3  PARTICIPATION; LIMITS ON DISCRETIONARY AWARDS TO NON-EXECUTIVE DIRECTORS.
     ------------------------------------------------------------------------
     Awards other than those provided under Section 8 may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines. Awards, except those granted under Section 5.4 or 8, may only be granted to a Non-Executive Director in one or more of the following circumstances: (a) in connection with his or her becoming a member of the Board, (b) to reward his or her exceptional or extraordinary services as a member of the Board, (c) in consideration for services to the Company outside of the scope of his or her normal duties in the ordinary course as a Board member, or (d) to provide parity as to option compensation for fiscal year 1999 to any Non-Executive Director who did not participate in the Image Entertainment, Inc. 1994 Eligible Directors Stock Option Plan in such year.

1.4  SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.
     -----------------------------------------

     1.4.1  SHARES AVAILABLE.  Subject to the provisions of Section 6.2, the
            ----------------
     capital stock that may be delivered under this Plan will be shares of Image Entertainment's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration authorized by the Committee or provided by this Plan.

     1.4.2  SHARE LIMITS; INDIVIDUAL LIMITS.  The maximum number of shares of
            -------------------------------
     Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed the result of (a) 2,250,000, less
     (b) the aggregate number of shares delivered pursuant to options granted under the Former Plans that are outstanding on the effective date of this Plan (the "Share Limit"). The maximum number of shares that may be delivered pursuant to those Options that are intended as Incentive Stock Options will not exceed 1,125,000 shares. The maximum number of shares subject to those Options and Stock Appreciation Rights that are granted during any calendar year to any one individual is 300,000 shares, and the maximum number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual is 400,000 shares. The maximum number of shares that may be delivered pursuant to time-based Restricted Stock Awards and time-based Stock Unit Awards (including the number of shares issued in respect of Formula Director Awards) issued initially for nominal or no consideration other than future services is 500,000 shares; provided that this limit on Restricted Stock Awards and Stock Unit Awards shall not apply to shares issued principally for past services, to shares issued in respect of compensation earned but deferred (including deferrals in the form of Stock Units), or to shares issued in respect of Options, SARs, or other Performance-Based Awards under Sections 5.1 and 5.2. The maximum number of shares that may be subject to Formula Director Awards granted under this Plan in any calendar year to any one Non-Executive Director is 5,000 shares. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

     1.4.3  SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED AWARDS.  No
            ---------------------------------------------------------------
     Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that have been or may be issued at any time after the effective date of this Plan upon or in connection with the exercise of options outstanding on the effective date of this Plan that were granted under the Former Plans ("Outstanding Options") and any shares issued pursuant to Awards granted under this Plan or reserved for issuance pursuant to Awards that are outstanding on the applicable date does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan or the Former Plans (in respect of Outstanding Options), as well as reacquired shares, will again, except to the extent prohibited by law (including Section 162(m)), be available for subsequent Awards under this Plan. Except as limited by law (including Section 162(m)), if an Award is settled only in cash or provides that it can only be settled in cash, such Award need not be counted against any of the limits under this
     Section 1.4.

1.5  GRANT OF AWARDS.  Subject to the express provisions of this Plan, the
     ---------------
     Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as those performance criteria set forth in Section 5.2) that further define the terms of the Performance Share Award. Each Award will be evidenced by an Award Agreement signed by Image Entertainment and, if required by the Committee, by the Participant.

1.6  AWARD PERIOD.  Any Option, SAR, warrant or similar right shall expire and
     ------------
     any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that a payment of cash or delivery of shares pursuant to an Award may be delayed until a future date under and in accordance with the specific terms of a non-qualified deferred compensation plan sponsored by the Company.

1.7  LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.
     ---------------------------------------------

     1.7.1  PROVISIONS FOR EXERCISE.  Unless the Committee otherwise expressly
            -----------------------
     provides, once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

     1.7.2  PROCEDURE.  Any exercisable Award will be deemed to be exercised
            ---------
     when Image Entertainment receives written notice of such exercise from the Participant, together with any required payment made in accordance with
     Section 2.2.2, and any other requirements of exercise or vesting, including any documents required by Section 6.4, are satisfied.

     1.7.3  FRACTIONAL SHARES/MINIMUM ISSUE.  Fractional share interests will be
            -------------------------------
     disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares, irrespective of any adjustments under Sections 6.2 or 8.8 of this Plan, may be purchased on exercise of any Award at one time unless the number acquired is the total number at the time available for purchase under the Award.

1.8  ACCEPTANCE OF PROMISSORY NOTES TO FINANCE EXERCISE.  Image Entertainment,
     --------------------------------------------------
     in its sole discretion, may, with the Committee's express approval, accept one or more promissory notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to at least the following terms and conditions:

     1.8.1  PRINCIPAL.  The principal of the note will not exceed the amount
            ---------
     required to be paid to Image Entertainment upon the exercise or receipt of one or more Awards under this Plan and the note will be delivered directly to Image Entertainment in consideration of such exercise or receipt.

     1.8.2  TERM.  The initial term of the note will be determined by the
            ----
     Committee; but the term of the note, including extensions, will not exceed a period of five (5) years.

     1.8.3  RECOURSE; SECURITY.  The note will provide for full recourse to the
            ------------------
     Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.8.4  TERMINATION OF EMPLOYMENT.  If the employment or service of the
            -------------------------
     Participant terminates, the unpaid principal balance of the note will become due and payable no later than the 10th business day after such termination, unless the Committee at the time expressly authorizes an extension.

     1.8.5  OTHER CONDITIONS.  The terms of the loan and terms of issuance of
            ----------------
     the shares shall otherwise comply with all applicable provisions of California law.

1.9  TRANSFER RESTRICTIONS AND EXCEPTIONS.
     ------------------------------------

     1.9.1  LIMIT ON EXERCISE AND TRANSFER.  Unless otherwise expressly provided
            ------------------------------
     in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards may be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

     1.9.2  EXCEPTIONS.  The Committee may permit Awards to be exercised by and
            ----------
     paid only to certain persons or entities related to the Participant, or persons who are members of the Participant's household, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the conditions that the transfer is consistent with applicable requirements for registration of the shares with the Securities and Exchange Commission on a Form S-8 or Form S-3, and that the Committee receive evidence satisfactory to it that the transfer is being made to related persons or members of the Participant's household for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

     1.9.3  FURTHER EXCEPTIONS TO LIMITS ON TRANSFER.  The exercise and transfer
            ----------------------------------------
     restrictions in Section 1.9.1 will not apply to:

          (a)  transfers to Image Entertainment,

          (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) except in the case of ISOs, transfers pursuant to a qualified domestic relations order if approved or ratified by the Committee,

          (d) if the Participant has suffered a disability that renders the Participant unable to legally act on his or her own behalf, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

          (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

1.10 AMENDMENTS/WAIVER OF RESTRICTIONS.  Subject to Section 1.4 and Section 6.6
     ---------------------------------
     and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person, any change in the vesting schedule, the number of shares subject to, the restrictions upon or the term of or other terms of, an Option, SAR or other Award granted under this Plan by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means; provided that, without shareholder approval, in no case shall the per share exercise price of any Option or base price of any related SAR be reduced by amendment to a price below the Fair Market Value of a share of Common Stock on the original Award Date of the Option. Permitted actions include, among others, increases or decreases in the number of shares subject to the Award, a longer or shorter vesting and exercise period, a change in the form of payment, and/or the relaxation or enhancement of other conditions to payment of the Award.

2.   OPTIONS

2.1  GRANTS.  Subject to Sections 1.3 and 1.4, one or more Options may be
     ------
     granted under this Section 2 to any Eligible Person. Each Option granted to an Eligible Employee will be designated by the Committee, in the applicable Award Agreement, as either an Incentive Stock Option (subject to
     Section 2.3) or a Nonqualified Stock Option.

2.2  OPTION PRICE.
     ------------

     2.2.1  PRICING LIMITS.  The purchase price per share of the Common Stock
            --------------
     covered by each Option will be determined by the Committee at the time of the Award, but in no event will the purchase price per share of shares covered by an Incentive Stock Option be less than 100% (110% in the case of a Participant described in Section 2.3.4) of the Fair Market Value of the Common Stock on the date of grant and in no event will the purchase price per share of shares covered by a Nonqualified Stock Option be less than 85% of the Fair Market Value of the Common Stock on the date of grant.

     2.2.2  PAYMENT PROVISIONS.  The purchase price of any shares purchased on
            ------------------
     exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods:

          (a)  in cash or by electronic funds transfer;

          (b) by certified or cashier's check payable to the order of Image Entertainment;

          (c) if authorized by the Committee in the particular circumstances or if specifically provided for in the applicable Award Agreement, and if otherwise permitted under this Plan and consistent with applicable law, by a promissory note of the Participant consistent with the requirements of Section 1.8 and 6.4 or by an offset of shares otherwise deliverable upon exercise of the Option;

          (d) by notice and third party payment in such manner as may be authorized by the Committee; or

          (e) by the delivery of shares of Common Stock of Image Entertainment already owned by the Participant; provided that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired from Image Entertainment must have been owned by the Participant at least six months as of the date of delivery. Shares of

               Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

     2.2.3  "SPECIAL CASHLESS EXERCISE" PROVISIONS.  Without limiting the
            --------------------------------------
     generality of the foregoing, and if authorized by the Committee in the particular circumstances or if specifically provided for in the applicable Award Agreement, an Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to Image Entertainment the amount of sale proceeds necessary to pay the exercise price and/or any applicable tax withholding under Section 6.5, to the extent consistent with applicable law.

     2.2.4  DELIVERY CONDITION.  Image Entertainment will not be obligated to
            ------------------
     deliver certificates for any shares of Common Stock on exercise of an Option unless and until it receives full payment of the exercise price and any related withholding obligations have been satisfied.

2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.
     ---------------------------------------------------------

     2.3.1  $100,000 LIMIT.  To the extent that the aggregate Fair Market Value
            --------------
     of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and Common Stock subject to incentive stock options under all other plans of the Company or any other includable parent or subsidiary corporations (as these terms are used under Section 422(d) and defined in Section 424(e) and (f) of the Code), such options will be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     2.3.2  OPTION PERIOD.  Subject to Section 1.6, each Option and all rights
            -------------
     thereunder will expire no later than 10 years after the Award Date.

     2.3.3  OTHER CODE LIMITS.  Incentive Stock Options may only be granted to
            -----------------
     Eligible Employees of the Company that meet the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.3.4  LIMITS ON 10% HOLDERS.  No Incentive Stock Option may be granted to
            ---------------------
     any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.4  EFFECTS OF TERMINATION OF EMPLOYMENT/SERVICE; TERMINATION OF SUBSIDIARY
     -----------------------------------------------------------------------
     STATUS; DISCRETIONARY PROVISIONS.
     --------------------------------

     2.4.1  OPTIONS - RESIGNATION OR DISMISSAL.  Unless the Committee otherwise
            ----------------------------------
     provides, if a Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or a Termination For Cause, the Participant will have, subject to earlier expiration or termination pursuant to or as contemplated by Section 1.6 or 6.2, until 3 months after the Severance Date to exercise any Option to the extent it has become exercisable on or before the Severance Date, and to the extent not exercisable on the Severance date, the Option will terminate on the Severance Date. In the case of a Termination For Cause, the Option will terminate on the Severance Date.

     2.4.2  OPTIONS - DEATH OR TOTAL DISABILITY.  Unless the Committee otherwise
            -----------------------------------
     provides, if a Participant's employment by (or specified service to) the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, subject to earlier expiration or termination pursuant to or as contemplated by Section 1.6 or 6.2, until 24 months after the Severance Date to exercise any Option to the extent it has become exercisable on or prior to the Severance Date, and to the extent not exercisable on the Severance date, the Option will terminate on the Severance Date.

     2.4.3  CERTAIN SARS.  Any SAR granted concurrently or in tandem with an
            ------------
     Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

     2.4.4  COMMITTEE DISCRETION.  Notwithstanding the specific provisions of
            --------------------
     this Section 2.4, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than Termination For Cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee expressly approves by resolution or by amendment to the Award Agreement.

3.   RESTRICTED STOCK AWARDS

3.1  GRANTS.  Subject to Sections 1.3 and 1.4, the Committee may grant one or
     ------
     more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) to be paid by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting and issuance of shares, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Company or by a third party designated by the Committee until the restrictions on the shares have lapsed and the shares have vested in accordance with the provisions of the Award and Section 1.6. Upon issuance of the Restricted Shares, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

3.2  RESTRICTIONS.
     ------------

     3.2.1  PRE-VESTING RESTRAINTS.  Except as provided in Sections 1.9 and 3.1,
            ----------------------
     Restricted Shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed, the shares have become vested and certificates representing the shares are issued.

     3.2.2  DIVIDEND AND VOTING RIGHTS.  Unless otherwise provided in the
            --------------------------
     applicable Award Agreement;

          (a) a Participant receiving a Restricted Stock Award shall be entitled to vote such shares but shall not be entitled to dividends on any of the shares until the shares have vested; and

          (b) all dividends and other distributions on or in respect of Restricted Shares shall be retained in a restricted account until the shares have vested, at which time dividends allocable to the vested shares will also be distributed. Retained dividends shall revert to Image Entertainment to the extent that they fail to vest.

     3.2.3  CASH PAYMENTS.  If the Participant has paid or received cash
            -------------
     (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent cash will be returned to the payor (with or without an earnings factor) as to any Restricted Shares that cease to be eligible for vesting.

3.3  RETURN TO THE COMPANY.  Unless the Committee otherwise expressly provides,
     ---------------------
     Restricted Shares that remain subject to restrictions at the time of termination of employment or service, or are subject to other conditions to vesting and payment that have not been satisfied by the time specified in the applicable Award Agreement, will not vest and will be returned to the Company in such manner and on such terms as the Committee provides.

3.4  STOCK UNIT AWARDS.  Subject to Sections 1.3 and 1.4, the Committee may
     -----------------
     grant one or more Stock Unit Awards to any Eligible Person. Each Stock Unit Award Agreement will specify the number of Stock Units subject to the Award, the date the Award was granted, the payment provisions applicable to the Award, the consideration (not less than the minimum lawful consideration under applicable state law) to be paid by the Participant for any shares of Common Stock to be delivered under the Award if and when it vests, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividend equivalent rights with respect to the Stock Units subject to the Award, and any vesting or other restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on the Stock Unit Award.

4.   STOCK APPRECIATION RIGHTS
     (INCLUDING LIMITED STOCK APPRECIATION RIGHTS)

4.1  GRANTS.  Subject to Sections 1.3 and 1.4, the Committee may grant to any
     ------
     Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

4.2  PRICING LIMITS.  The pricing restrictions applicable to Options under
     --------------
     Section 2.2.1 of this Plan shall apply as well to the base or reference price of SARs granted under this Plan, except that an SAR may be granted in respect of an outstanding Option at a base or reference price corresponding to or in excess of the exercise price of the Option.

4.3  EXERCISE OF STOCK APPRECIATION RIGHTS.
     -------------------------------------

     4.3.1  EXERCISABILITY.  Unless the Award Agreement or the Committee
            --------------
     otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

     4.3.2  EFFECT ON AVAILABLE SHARES.  To the extent that a Stock Appreciation
            --------------------------
     Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock

     Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     4.3.3  STAND-ALONE SARS.  A Stock Appreciation Right granted independently
            ----------------
     of any other Award will be exercisable pursuant to the terms of the Award Agreement.

     4.3.4  PROPORTIONATE REDUCTION.  If an SAR extends to less than all the
            -----------------------
     shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

4.4  PAYMENT.
     -------

     4.4.1  AMOUNT.  Unless the Committee otherwise provides, upon exercise of a
            ------
     Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to Section 6.5, payment of an amount determined by multiplying

          (a) the difference obtained by subtracting the exercise or base reference price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award, from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

     4.4.2  FORM OF PAYMENT.  The Committee, in its sole discretion, will
            ---------------
     determine the form in which payment will be made of the amount determined under Section 4.4.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee has determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) upon such exercise, the election will be subject to any further conditions that the Committee may impose.

4.5  LIMITED STOCK APPRECIATION RIGHTS.  The Committee may grant to any Eligible
     ---------------------------------
     Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

5.   OTHER AWARDS

5.1  GRANTS OF PERFORMANCE SHARE AWARDS.  The Committee may grant Performance
     ----------------------------------
     Share Awards to Eligible Persons based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine. To the extent consistent with Section 5.4, the Committee may provide for the deferral of payment of or delivery of shares with respect to a Performance Share Award.

5.2  SPECIAL (SECTION 162(M)) PERFORMANCE-BASED AWARDS.  Options or SARs granted
     -------------------------------------------------
     by the Committee with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees and which otherwise satisfy the conditions to deductibility under
     Section 162(m) of the Code ("Qualifying Awards") are intended to and will be deemed performance-based awards thereunder. Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether initially in the form of bonus stock, stock units, restricted stock, performance stock, phantom stock or other rights, including cash-only bonuses or other incentives, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to one or more of the business criteria identified in Section 5.2.7 relative to preestablished performance goals, may be granted under this Section 5.2. The applicable business criterion or criteria, the specific performance goals and, if applicable, the objective formula or standard for computing the amount payable or the number of shares to be delivered if the performance goal is (or the performance goals are) attained, must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than

     10 years. No more than one performance cycle for awards payable only in cash and not related to shares, shall begin in any year. Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this
     Plan:

     5.2.1  ELIGIBLE CLASS.  The eligible class of persons for Awards under this
            --------------
     Section 5.2 is officers of the Company.

     5.2.2  MAXIMUM AWARD.  Grants or awards under this Section 5.2 may be paid
            -------------
     in cash or shares or any combination thereof. In no event shall grants of share-based Awards made in any calendar year to any Eligible Employee under this Section 5.2 relate to more than 400,000 shares. In no event shall grants to any Eligible Employee under this Plan of Awards payable only in cash and not related to shares provide for payment of more than $1,000,000, times the number of years (not more than five), in the applicable performance period.

     5.2.3  COMMITTEE CERTIFICATION.  To the extent required by Section 162(m),
            -----------------------
     before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the specific performance goals and any other material terms of the Performance-Based Award were satisfied.

     5.2.4  TERMS AND CONDITIONS OF AWARDS.  The Committee will have discretion
            ------------------------------
     to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise). Notwithstanding anything contained in this Plan to the contrary, the Committee shall have no discretion to increase the amount of cash or number of shares to be delivered upon attainment of the performance goals set forth in the Performance Award Agreement.

     5.2.6  ADJUSTMENTS FOR MATERIAL CHANGES.  Performance goals or other
            ---------------------------------
     features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of
     Section 162(m) to qualify as performance-based compensation.

     5.2.7  BUSINESS CRITERIA.  The "business criteria" under this Plan are the
            -----------------
     following: (a) revenue growth, (b) earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization or before or after extraordinary items, or any combination thereof), (c) cash flow, (d) profit margins, (e) return on equity, (f) return on assets or return on net investment, (g) return on net revenue, (h) inventory ratios, (i) cost containment or reduction, (j) specified expense ratios, or (k) any combination of the foregoing criteria. The financial terms in this Section
     5.2.7 are used as applied under applicable generally accepted accounting principles and in the preparation of the Company's financial reports and statements.

5.3  STOCK BONUSES AND STOCK UNITS.  The Committee may grant Stock Bonuses or
     -----------------------------
     Stock Units to one or more Eligible Persons to reward prior exceptional or special services, contributions or achievements, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares or Stock Units so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus otherwise payable or to be paid by the Company and may be paid in the form of Common Stock, an Option, Restricted Shares, Stock Units, or other Award.

5.4  DEFERRED PAYMENTS.  The Committee may provide for the deferral of payment
     -----------------
     of or delivery of shares with respect to any Award, by or through Stock Units and accretions thereon or otherwise, under and in accordance with the specific terms of a non-qualified deferred compensation plan sponsored by the Company and any applicable other terms of this Plan; provided that in the case of Qualifying Awards and Performance-Based Awards, the amount deferred shall be credited with deemed earnings or dividend equivalents in accordance with Section 162(m).

5.5  CASH BONUSES.  The Committee may establish a program of annual or,
     ------------
     consistent with the limitations on performance periods set forth in Section 5.2, periodic incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary, or division basis with reference to one or more of the business criteria identified in Section
     5.2.7 or such other strategic goals or individual objectives (or any combination of criteria and/or objectives) as the Committee may establish.

5.6  ALTERNATIVE PAYMENTS.  In lieu of a cash payment of an Award payable in
     --------------------
     cash, the Committee may require or allow all or a portion of the Award to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.   OTHER PROVISIONS

6.1  RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.
     ----------------------------------------------------------

     6.1.1  EMPLOYMENT STATUS.  Status as an Eligible Person will not be
            -----------------
     construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     6.1.2  NO EMPLOYMENT CONTRACT.  Nothing contained in this Plan (or in any
            ----------------------
     other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment or other service of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent. Unless otherwise expressly provided, no credit shall be given for partial service between vesting dates.

     6.1.3  PLAN NOT FUNDED.  Awards payable under this Plan will be payable in
            ---------------
     shares or from the general assets of Image Entertainment, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

6.2  ADJUSTMENTS; ACCELERATION.
     -------------------------

     6.2.1  ADJUSTMENTS.  Upon or in contemplation of any reclassification,
            -----------
     recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of Image Entertainment, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of Image Entertainment as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

          (a) in any of such events, proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (3) the grant, purchase, or exercise price of any or all outstanding Awards, (4) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (5) (subject to limitations under Section 6.10.3(b)) the performance standards appropriate to any outstanding Awards, or

          (b) in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

     In each case, with respect to Awards of Incentive Stock Options, no adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

     In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

     6.2.2  ACCELERATION OF AWARDS UPON CHANGE IN CONTROL EVENT.  Unless the
            ---------------------------------------------------
     Committee otherwise provides in the applicable Award Agreement, immediately prior to the occurrence of a Change in Control Event:

          (a) each Option and Stock Appreciation Right will become immediately exercisable,

          (b)  Restricted Stock may immediately vest free of restrictions, and

          (c) each Performance Share Award and Stock Unit may become payable to the Participant (at target performance levels, if applicable) in the form provided by the Award Agreement or deferred compensation plan under which it is awarded.

     6.2.3  POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or
            ------------------------------------------------
     other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2.2 but is not exercised prior to (a) a dissolution of Image Entertainment, or (b) an event described in Section
     6.2.1 that Image Entertainment does not survive as a public company, or (c) the consummation of an event described in Section 6.1 involving a Change in Control Event approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Board, the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

     6.2.4  POSSIBLE RESCISSION OF ACCELERATION.  If the vesting of an Award has
            -----------------------------------
     been accelerated expressly in anticipation of an event or upon shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

     6.2.5  ACCELERATION UPON TERMINATION OF SERVICE IN ANTICIPATION OF, OR
            ---------------------------------------------------------------
     FOLLOWING A CHANGE IN CONTROL EVENT.  Notwithstanding the provisions of
     -----------------------------------
     Section 6.2, unless the Committee otherwise provides prior to a Change in Control Event or in an Award Agreement, if any Participant's employment is terminated by the Company for any reason other than a Termination For Cause either (a) in express anticipation of an announced transaction that would constitute a Change in Control Event and less than three months before its occurrence, or (b) within one year after a Change in Control Event, then all Options/Awards held by the Participant and not previously expired shall be deemed fully vested immediately prior to the later of the date of termination or the date of the Change in Control Event, irrespective of the vesting or early termination provisions of the Participant's Award Agreement.

6.3  EFFECT OF TERMINATION OF SERVICE ON AWARDS.  The Committee will establish
     ------------------------------------------
     the effect of a termination of employment or service on the rights and benefits for each Award under this Plan and in so doing may make distinctions based upon the cause of termination. Options and SARs related to Options are subject to the provisions of Section 2.4 unless otherwise expressly provided by the Committee.

     6.3.1  EVENTS NOT DEEMED TERMINATIONS OF SERVICE.  Unless Company policy or
            -----------------------------------------
     the Committee otherwise provides, the employment or service relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

     6.3.2  EFFECT OF CHANGE OF SUBSIDIARY STATUS.  For purposes of this Plan
            -------------------------------------
     and any Award, if an entity ceases to be a Subsidiary a termination of employment or service will be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

6.4  COMPLIANCE WITH LAWS.  This Plan, the granting and vesting of Awards under
     --------------------
     this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for Image Entertainment, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by Image Entertainment, provide such assurances and representations to Image Entertainment as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5  TAX MATTERS.
     -----------

     6.5.1  PROVISION FOR TAX WITHHOLDING OR OFFSET.  Upon any exercise,
            ---------------------------------------
     vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (a) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or
     (b) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

     6.5.2  TAX LOANS.  If so provided in the Award Agreement, the Company may,
            ---------
     to the extent permitted by law, authorize a short-term loan of not more than nine (9) months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, consistent with applicable law, may establish, but such loan need not necessarily comply with the other provisions of
     Section 1.8.

6.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION.
     ------------------------------------------

     6.6.1  BOARD AUTHORIZATION.  The Board may, at any time, terminate or, from
            -------------------
     time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     6.6.2  SHAREHOLDER APPROVAL.  To the extent then required under Section
            --------------------
     162(m) of the Code (in respect of awards intended to be exempt from Section 162(m) limits), or Sections 422 and 424 of the Code (in respect of Incentive Stock Options), or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

     6.6.3  AMENDMENTS TO AWARDS.  Without limiting any other express authority
            --------------------
     of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

     6.6.4  LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS.  No amendment,
            --------------------------------------------
     suspension or termination of this Plan or change of or affecting any outstanding Award will, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7  PRIVILEGES OF STOCK OWNERSHIP.  Except as otherwise expressly authorized by
     -----------------------------
     the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8  EFFECTIVE DATE OF THIS PLAN.  This Plan has been approved by the Board as
     ---------------------------
     of July 22, 1998, subject to shareholder approval no later than December 31, 1998.

6.9  TERM OF THIS PLAN.  No Award will be granted under this Plan after June 30,
     -----------------
     2008 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

6.10 GOVERNING LAW/CONSTRUCTION/SEVERABILITY.
     ---------------------------------------

     6.10.1  CHOICE OF LAW.  This Plan, the Awards, all documents evidencing
             -------------
     Awards and all other related documents will be governed by, and construed in accordance with the laws of the State of California.

     6.10.2  SEVERABILITY.  If a court of competent jurisdiction holds any
             ------------
     provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

     6.10.3  PLAN CONSTRUCTION.
             -----------------

          (a)  RULE 16B-3.  It is the intent of Image Entertainment that the
               ----------
               Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

          (b)  SECTION 162(M).  It is the further intent of Image Entertainment
               --------------
               that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m)), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant, and Awards granted in accordance with Section 5.2, that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m), to the extent that the Committee authorizing the Award satisfies any applicable administrative requirements thereof. This Plan will be interpreted consistent with such intent.

6.11 CAPTIONS.  Captions and headings are given to the sections and subsections
     --------
     of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 STOCK-BASED AWARDS IN SUBSTITUTION FOR STOCK OPTIONS OR AWARDS GRANTED BY
     -------------------------------------------------------------------------
     OTHER CORPORATIONS.  Awards may be granted to Eligible Persons under this
     ------------------
     Plan in substitution for employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets or operations of the employing entity.

6.13 NON-EXCLUSIVITY OF PLAN.  Nothing in this Plan will limit or be deemed to
     -----------------------
     limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

7.   DEFINITIONS

"AWARD" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Stock Unit (restricted or unrestricted), cash bonus, performance stock, phantom stock, dividend equivalent, deferred payment right, or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

"AWARD AGREEMENT" means any writing setting forth the terms of an Award that has been authorized by the Committee.

"AWARD DATE" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the grant or award date at the time of the Award or, in the case of Awards under Section 8, the applicable dates set forth therein.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of Image Entertainment.

"CHANGE IN CONTROL EVENT" shall be deemed to have occurred upon the earliest of the following dates or events:

     (a) the date of an acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under Exchange Act or of a pecuniary interest in (either comprising "ownership of") more than 45% of the
                                          ------------
          Common Stock or voting securities entitled to then vote generally in the election of directors of Image Entertainment ("Voting Stock"),
                                                             ------------
          after giving effect to any new issue in the case of an acquisition from Image Entertainment, other than an acquisition by one or more
                                    ----- ----
          Excluded Persons in connection with a new issuance of Voting Stock after the effective date of this Plan by Image Entertainment to the Excluded Person in a transaction that the Committee determines (in advance of the issuance) does not constitute a Change in Control Event;

     (b) Approval by the shareholders of Image Entertainment of a plan of merger, consolidation, or reorganization of Image Entertainment or for sale or other disposition of all or substantially all of Image Entertainment's consolidated assets as an entirety (collectively, a

          "Business Combination"), other than a Business Combination:  (1) (A)
          ---------------------    ----- ----
          in which all or substantially all of the holders of Voting Stock hold or receive directly or indirectly 50% or more of the voting stock of the entity resulting from the Business Combination or a parent company thereof, and (B) after which no Person (other than any one or more of the Excluded Persons) owns more than 50% of the voting stock of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately before the Business Combination; or (2) in which the holders of the Company's capital stock immediately before such Business Combination will, immediately after such Business Combination, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation or a parent company thereof, as the case may be (assuming cumulative voting, if applicable).

     (c) Approval by the Board and (if required by law) by shareholders of Image Entertainment of a plan to consummate the dissolution or complete liquidation of Image Entertainment; or

     (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with Image Entertainment to effect a transaction described in clause (a) or (b) of this definition) whose appointment, election, or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the entire Board (excluding in this determination any former directors whose replacements were so approved).

For purposes of determining whether a Change in Control Event has occurred, a transaction includes all transactions in a series of related transactions.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or a committee (within the scope of its authority delegated by the Board) appointed by the Board to administer this Plan, provided that any committee shall be comprised only of two or more non-employee directors subject to the following restrictions:

     (a) In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 162(m), and the Awards subject to such decision are intended to satisfy the requirements for exemption therefrom, the decision shall be approved by a committee comprised of "outside directors" (as this term is defined in Section 162(m)) to the extent required by Section 162(m).

     (b) In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 16(b) of the Exchange Act, and the Awards subject to such decision are intended to satisfy the requirements for exemption therefrom, the decision shall be approved by the Board or by a committee comprised of Non-Employee Directors (as this term is as defined in Rule 16(b)-3 of the Exchange Act) to the extent required by Rule 16(b)-3.

"COMMON STOCK" means the Common Stock of Image Entertainment and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"COMPANY" means, collectively, Image Entertainment and its Subsidiaries.

"DIVIDEND EQUIVALENT" means the amount of cash dividends or other cash distributions paid by Image Entertainment on that number of shares of Common Stock which is equal to the number of Stock Units then credited to a Participant's Stock Unit Account on the applicable measurement date, which amount shall be allocated (with respect to Formula Director Awards, in accordance with Section 8 and, with respect to other Stock Unit Awards, in accordance with the applicable Award Agreement if dividend equivalent rights are explicitly granted pursuant to that Award Agreement) as additional Stock Units to the Participant's Stock Account.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or other employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee or any Non-Executive Director.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.
"EXCLUDED PERSON" means

     (a)  the Company;

     (b) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act);

     (c)  any employee benefit plan of Image Entertainment;

     (d) Image Investors Co., John Kluge, Stuart Subotnick, or Martin Greenwald, or any combination thereof; or

     (e) any affiliates (within the meaning of the Exchange Act), successors (other than unaffiliated or unrelated transferees), or heirs, descendants or members of the immediate families of the individuals identified in part (d) of this definition.

"FAIR MARKET VALUE" on any date means

     (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

     (b) if the stock is not listed or admitted to trade on a national securities exchange, the closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

     (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

     (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

"FORMER PLANS" means any of the Image Entertainment, Inc. 1990 Stock Option Plan, the Image Entertainment, Inc. Restated 1992 Stock Option Plan, or the Image Entertainment, Inc. 1994 Eligible Directors Stock Option Plan, as each may be amended from time to time.

"FORMULA DIRECTOR AWARD" means a Stock Unit Award granted to a Non-Executive Director under Section 8 of this Plan and payable solely in shares of Common Stock.

"IMAGE ENTERTAINMENT" means Image Entertainment, Inc., a California corporation, and its successors.

"INCENTIVE STOCK OPTION" or "ISO" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"NON-EXECUTIVE DIRECTOR" means a member of the Board who is not an executive officer of Image Entertainment.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"PARTICIPANT" means an Eligible Person who has been granted an Award under this Plan, including any Non-Executive Director who has received a Formula Director Award.

"PERFORMANCE SHARE AWARD" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

"PERSON" means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a governmental entity and a "person" as that term is used under Section 13(d) or 14(d) of the Exchange Act.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or legal incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this Image Entertainment, Inc. 1998 Incentive Plan, as it may be amended from time to time.

"RESTRICTED SHARES" or "RESTRICTED STOCK" means shares of Common Stock awarded to an Eligible Person under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives, or other factors) and such transfer or other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested or restricted under the terms of the applicable Award Agreement.

"RETIREMENT" means retirement from active service as an employee or officer of the Company on or after age 55 with 10 or more years of service, or after age 65.

"RULE 16B-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"SECTION 162(M)" means Section 162(m) of the Code and the regulations promulgated thereunder.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

"STOCK BONUS" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

"STOCK UNIT" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a grant or deferred benefit or right under this Plan. Stock Units carry no dividend, voting, or other rights of a holder of Common Stock. Stock Units may, however, by express provision in the related Award Agreement, carry related dividend equivalent rights.

"STOCK UNIT ACCOUNT" means the bookkeeping account maintained by Image Entertainment on behalf of each Participant who is granted a Stock Unit Award, which Stock Unit Account is credited with Stock Units (with respect to Formula Director Awards, in accordance with Section 8 and, with respect to other Stock Unit Awards, in accordance with the applicable Award Agreement).

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by Image Entertainment.

"TERMINATION FOR CAUSE" means (unless otherwise expressly provided in the Award Agreement or another contract) a termination of service, based upon a finding by the Company, acting in good faith and based on its reasonable belief at the time, that the Participant:

     (a) is or has been dishonest, incompetent, or negligent in the discharge of his or her duties to the Company; or has repeatedly refused to perform stated or assigned duties; or

     (b) has committed a theft or embezzlement, or a breach of confidentiality or unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information, or a breach of fiduciary duty involving personal profit, or a willful or negligent violation of any law, rule or regulation or of Company rules or policy, in any material respect; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

     (c) has materially breached any of the provisions of any agreement with the Company or a parent corporation; or

     (d) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of the Company; or has induced a customer to break or terminate any contract with the Company or an affiliate; or has induced any principal for whom the Company (or an affiliate) acts as agent to terminate such agency relationship.

A Termination For Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Board or Committee) on the date when the Company first delivers notice to the Participant of a finding of Termination For Cause during which period any benefits under any Awards held shall be suspended and shall be final in all respects on the date following the opportunity to be heard and written notice to the Participant that his or her service is terminated.

"TOTAL DISABILITY" means any medically determinable physical or mental condition or impairment which prevents the Participant from performing the essential functions of his or her job with the Company that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 150 days in any consecutive 12 month period.

8.   FORMULA DIRECTOR AWARDS

8.1  IN GENERAL.  Stock Unit Awards under this Section 8 will be made only to
     ----------
     Non-Executive Directors and will be evidenced by Award Agreements substantially in the form of Exhibit A hereto or such other form approved by the Board.

8.2  STOCK UNIT GRANTS.
     -----------------

     8.2.1  INITIAL ANNUAL AWARDS.  Subject to Section 8.2.3, at the close of
            ---------------------
     trading on October 1 (or if it is not a business day, the first business day thereafter) in each year during the term of this Plan commencing in 1999 and ending in 2001, there will be granted automatically (without any action by the Committee or the Board) a Stock Unit Award (the Award Date of which will be such date) for 2,240 Stock Units (subject to adjustment under
     Section 6.2) to each Non-Executive Director then in office.

     8.2.2  SUBSEQUENT ANNUAL AWARDS.  Subject to Section 8.2.3, at the close of
            ------------------------
     trading on October 1 in each year during the term of this Plan after 2001, there will be granted automatically (without any further action by the Committee or the Board (except as noted in the next sentence)) a Stock Unit Award (the Award Date of which will be such date) to each Non-Executive Director then in office. The number of

     Stock Units to be credited on each date will be determined by the Board triennially in advance of the applicable first grant date in the successive three year periods.

     8.2.3  MAXIMUM NUMBER OF SHARES.  Annual grants that would otherwise exceed
            ------------------------
     any share limit under Section 1.4 will be prorated within such limitation. A Non-Executive Director will not receive more than one Formula Director Award in any calendar year.

     8.2.4  CREDITING OF STOCK UNIT ACCOUNTS.  A Stock Unit Account will be
            --------------------------------
     established under this Plan for each Non-Executive Director. A Non-Executive Director's Stock Unit Account shall be credited with the number of Stock Units granted under Section 8.2.1, Section 8.2.2, or Section 8.5, and shall be reduced by the number of such Stock Units that are paid or forfeited.

8.3  VESTING.  Each Formula Director Award shall become vested as to 1/365 of
     -------
     the total number of Stock Units subject thereto on each of the 365 successive calendar days commencing on the applicable Award Date.

8.4  TERMINATION OF DIRECTORSHIP.  If a Non-Executive Director's services as a
     ---------------------------
     member of the Board terminate due to the director's death or Total Disability, a Formula Director Award then held by the director shall become fully vested as of such date of termination. If a Non-Executive Director's services as a member of the Board terminate for any reason other than his or her death or Total Disability, all Stock Units granted pursuant to a Formula Director Award which are not then fully vested (including any Stock Units credited as dividend equivalents with respect to such unvested Stock Units) shall upon such termination automatically be forfeited.

8.5  DIVIDEND EQUIVALENT RIGHTS.  As soon as administratively practicable after
     --------------------------
     the payment of any cash dividend or other distribution by Image Entertainment, a Non-Executive Director's Stock Unit Account shall be credited with additional Stock Units in an amount equal to the Dividend Equivalents representing dividends paid on a number of shares equal to the number of Stock Units in the Non-Executive Director's Stock Unit Account as of the record date for such distribution, divided by the Fair Market Value of a share of Common Stock as of the applicable crediting date. Dividend equivalent Stock Units shall vest and be paid (or shall be forfeited) at the same time as the Stock Units to which they relate.

8.6  NO RIGHTS AS A SHAREHOLDER.  A Non-Executive Director's Stock Unit Account
     --------------------------
     shall be a memorandum account on the books of the Company. The Stock Units credited to a Non-Executive Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to the Participant in accordance with
     Section 8.7. Stock Units shall not be treated as property or as a trust fund of any kind. No Non-Executive Director shall be entitled to voting or other shareholder rights with respect to Stock Units credited under this
     Section 8 or any other Section of this Plan.

8.7  MANNER AND TIMING OF PAYMENT.  Each Formula Director Award will be paid, in
     ----------------------------
     the form of Common Stock, within the 10 business days following the first anniversary of the Award Date of the Award or any earlier termination of service as a director. The number of shares of Common Stock to be delivered in payment of a Formula Director Award will equal the number of vested Stock Units subject to the Award, plus the number of Stock Units credited as dividend equivalents with respect to such vested Stock Units.
     A Non-Executive Director shall have no right to payment with respect to Stock Units that are forfeited or otherwise fail to vest (including any Stock Units credited as dividend equivalents with respect thereto). The Committee or the Board may authorize, subject to Section 6.4, deferral elections with respect to Stock Units.

8.8  ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL EVENT; TERMINATION.
     ---------------------------------------------------------------------
     Formula Director Awards will be subject to adjustment, assumption, conversion, substitution or exchange, termination and acceleration as provided in Section 6.2, but in the case of a Change in Control Event only to the extent that the changes and any Board or Committee action in respect thereof (a) are consistent with the effect of the event on Stock Unit Awards held by persons other than executive officers or directors of Image Entertainment (if any), and (b) are consistent in respect of the underlying shares with the effect on shareholders generally.

                                                                       Exhibit A
                                                                       ---------

                           IMAGE ENTERTAINMENT, INC.

                      DIRECTOR STOCK UNIT AWARD AGREEMENT



          THIS AGREEMENT dated as of _____________, ____, is between Image Entertainment, Inc., a California corporation ("IMAGE ENTERTAINMENT"), and _______________(the "DIRECTOR"). Image Entertainment and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

                                   BACKGROUND

          A. Image Entertainment has adopted and the shareholders of Image Entertainment have approved the Image Entertainment, Inc. 1998 Incentive Plan (the "Plan").

          B. Pursuant to the Plan, Image Entertainment has granted a stock unit award (the "Stock Unit Award") to the Director upon the terms and conditions evidenced hereby, as required by the Plan.

          1.   STOCK UNIT GRANT.  Subject to the terms of this Agreement, Image
               ----------------
Entertainment grants to the Director, as of ____________ __,____ (the "Award Date"), a Stock Unit Award of an aggregate ____________ Stock Units (the "Award Units"), under Section 8 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

          2.   VESTING.  The Award Units are subject to the vesting schedule set
               -------
forth in Section 8.3 of the Plan and are subject to forfeiture in accordance with Section 8.4 of the Plan.

          3.   DIVIDEND EQUIVALENT RIGHTS.  The Award Units carry dividend
               --------------------------
equivalent rights as set forth in Section 8.5 of the Plan.

          4.   PAYMENT.  Award Units which vest will be paid at the time and in
               -------
the manner specified in Section 8.7 of the Plan.

          5.   ADJUSTMENTS; ACCELERATION.  The Award Units are subject to
               -------------------------
adjustment and acceleration as set forth in Section 8.8 of the Plan.

          6.   LIMITED TRANSFERABILITY; NO SHAREHOLDER RIGHTS.  The Award Units
               ----------------------------------------------
are generally nontransferable except as provided in Section 1.9 of the Plan. Other limitations on the Director's rights with respect to the Award Units are set forth in Section 8 of the Plan.

          7.  GENERAL TERMS.  The Stock Unit Award and this Agreement are
              -------------
subject to, and Image Entertainment and the Director agree to be bound by, the provisions of the Plan that apply to the Stock Unit Award. Such provisions are incorporated herein by this reference. The Director acknowledges receipt of a copy of the Plan. Capitalized terms not otherwise defined herein have the meaning set forth in the Plan.

          The parties have signed this Agreement as of the date on page 1.

                                    IMAGE ENTERTAINMENT, INC.
                                    (a California corporation)


                                    By:
                                       --------------------------------
                                    Title:
                                          -----------------------------

(DIRECTOR)

-----------------------------
(Signature)


------------------------------
(Print Name)


------------------------------
(Address)


------------------------------
(City, State, Zip Code)


------------------------------
(Social Security Number)

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                           IMAGE ENTERTAINMENT, INC.
    PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF
                                 SHAREHOLDERS
                              SEPTEMBER 11, 1998
    The undersigned appoints Ira S. Epstein, Martin W. Greenwald, Russell Harris and Stuart Segall, and each of them, proxies (each with full power of substitution) to represent the undersigned at the Image Entertainment, Inc. 1998 Annual Meeting of Shareholders to be held on September 11, 1998 and any adjournments thereof and to vote the shares of the Company's common stock held of record by the undersigned on July 13, 1998 as directed below.
  1. ELECTION OF DIRECTORS (PROPOSAL 1).
        FOR all nominees listed below              WITHHOLD AUTHORITY to vote
        (except as indicated to the                for all nominees listed
        contrary below). [_]                       below. [_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) STRIKE A LINE THROUGH THE NAME OF THE NOMINEE(S) IN THE FOLLOWING LIST:

   IRA S. EPSTEIN    MARTIN W. GREENWALD    RUSSELL HARRIS    STUART SEGALL

  2. APPROVAL OF THE COMPANY'S 1998 INCENTIVE PLAN (PROPOSAL 2).

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  3. RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1999 (PROPOSAL 3).

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  4. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any matters incident to the conduct of the Meeting.

                          PLEASE SIGN ON REVERSE SIDE

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  The shares represented by this Proxy will be voted as directed above. If no direction is indicated, the shares represented by this Proxy will be voted FOR the director nominees named in Proposal 1, FOR Proposal 2 and FOR Proposal 3 and will be voted in the discretion of the proxies on such other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July 29, 1998.

                                   Dated: _____________________________________

                                   Signed: ____________________________________

                                   Signed: ____________________________________

                                   Please date this Proxy and sign exactly as your name appears hereon. If shares are jointly held, this Proxy should be signed by each joint owner. Executors, administrators, guardians or others signing in a fiduciary capacity should state their full titles. A Proxy executed by a corporation should be signed in its name by its president or other authorized officer. A Proxy executed by a partnership should be signed in its name by an authorized person.

    PLEASE PROMPTLY COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE
                               ENVELOPE PROVIDED.

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